UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 33-2907

Name of Registrant: VANGUARD PENNSYLVANIA TAX-FREE FUNDS

Address of Registrant: P.O. BOX 2600, VALLEY FORGE, PA 19482

Name and address of agent for service: R. GREGORY BARTON
                                       P.O. BOX 876
                                       VALLEY FORGE, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  November 30

Date of reporting period:  December 1, 2002 - November 30, 2003

ITEM 1: Reports to Shareholders

VANGUARD(R) PENNSYLVANIA TAX-EXEMPT FUNDS

November 30, 2003

[GRAPHIC]

ANNUAL REPORT

        VANGUARD(R) PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND
        VANGUARD(R) PENNSYLVANIA LONG-TERM TAX-EXEMPT FUND

                                                       THE VANGUARD GROUP(R)LOGO

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HOW TO READ YOUR FUND REPORT
--------------------------------------------------------------------------------

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--an investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).
--------------------------------------------------------------------------------
CONTENTS
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1 LETTER FROM THE CHAIRMAN
6 REPORT FROM THE ADVISOR
9 FUND PROFILES
11 GLOSSARY OF INVESTMENT TERMS
12 PERFORMANCE SUMMARIES
14 ABOUT YOUR FUND'S EXPENSES
15 FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
SUMMARY

- The Vanguard Pennsylvania Tax-Exempt Funds outperformed their peer group averages in fiscal 2003.

- Interest rates in the taxable and municipal bond markets moved in different directions during the period.

- The Vanguard funds achieved peer- beating results with the same emphasis on prudence, quality, and low costs that has contributed to their long-term success.

Want less clutter in your mail box? Just register with Vanguard.com and opt to get fund reports online.

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LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------
Fellow Shareholder,
During the 12 months ended November 30, 2003, the Vanguard Pennsylvania Tax-Exempt Funds met their investment objectives while negotiating the volatile interest rate environment more successfully than their average peer mutual funds.
[Photographs of John J. Brernnan]

--------------------------------------------------------------
2003 TOTAL RETURNS                         FISCAL YEAR ENDED
                                                 November 30
--------------------------------------------------------------
VANGUARD PENNSYLVANIA TAX-EXEMPT
 MONEY MARKET FUND*
 (SEC 7-Day Annualized Yield: 0.93%)                    0.9%
Average Pennsylvania Tax-Exempt
  Money Market Fund**                                   0.6
--------------------------------------------------------------
VANGUARD PENNSYLVANIA LONG-TERM
 TAX-EXEMPT FUND
 Investor Shares                                        7.3%
 Admiral Shares                                         7.4
Lehman 10 Year Municipal Bond Index                     6.9
Average Pennsylvania Municipal Debt Fund**              6.3
Lehman Municipal Bond Index                             6.7
--------------------------------------------------------------
*An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.
**Derived from data provided by Lipper Inc.

The Pennsylvania Tax-Exempt Money Market Fund maintained its $1 share price (as is expected but not guaranteed) while generating a significantly higher return than the peer group average, as illustrated in the table at left.

The Pennsylvania Long-Term Tax-Exempt Fund generated a relatively high level of income exempt from federal and Pennsylvania income taxes. For the fund's Investor Shares, the total return (reinvested distributions plus capital change) was a full percentage point more than the average return for the peer group; the Admiral Shares did even better. The fund also outperformed two unmanaged indexes of the municipal bond market. These benchmarks are imperfect analogs of your fund's portfolio, but they illustrate that the fund's return was strong by any measure.

At the end of November 2003, the Tax-Exempt Money Market Fund provided a yield of 0.93%, down from 1.10% one year earlier.

--------------------------------------------------------------------------------
Admiral(TM) Shares
A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
--------------------------------------------------------------------------------

For Pennsylvania residents in the highest federal income tax bracket, the fund's current yield was equivalent to a fully taxable yield of 1.47% (accounting for state and federal taxes, but not for local taxes or exposure to the alternative minimum tax). The yield of the Long-Term Tax-Exempt Fund's Investor Shares finished the year at 3.29%, down from 3.72% at the end of November 2002, for a taxable equivalent yield of 5.21%. For the fund's Admiral Shares, the ending yield was 3.35% (down from 3.83% a year earlier), with a taxable equivalent yield of 5.30%. (Please note that these figures do not reflect the higher state tax rates that will take effect in 2004.)

Details of the per-share components of your funds' total returns--their starting and ending net asset values, plus distributions--appear on page 5.

TAXABLE BONDS AND MUNICIPALS WENT THEIR SEPARATE WAYS
During the past fiscal year, the yields of most U.S. Treasury securities rose, even as the yields of their tax-exempt municipal counterparts declined.
(Money-market securities were an exception to this interest rate pattern, however, since they are subject more to the Federal Reserve Board's monetary-policy actions than to market forces. The yields of the shortest-term municipal and U.S. Treasury securities declined during the 12 months.) These disparate 12-month performances reflected a sea change in investors' risk tolerance, as well as market recognition of municipal bonds' exceptional value.


--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED NOVEMBER 30, 2003
                                                --------------------------------
                                                    One         Three       Five
                                                   Year         Years      Years
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                        5.2%          7.9%       6.5%
 (Broad taxable market)
Lehman Municipal Bond Index                        6.7           7.2        5.7
Citigroup 3-Month Treasury Bill Index              1.1           2.4        3.6
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                    6.9%         -4.9%       0.2%
Russell 2000 Index (Small-caps)                   36.3           8.5        8.0
Wilshire 5000 Index (Entire market)               19.0          -3.3        0.8
MSCI All Country World Index Free
 ex USA (International)                            27.1          -2.3       0.7
================================================================================
CPI
Consumer Price Index                               1.8%          2.0%       2.4%
--------------------------------------------------------------------------------
In November 2002, as the broad stock market rattled near bear-market lows and fear was the dominant mood, investors embarked on a "flight to quality," bidding up the prices of Treasuries. Over the next few months, successful combat operations in Iraq, as well as upbeat
2
economic and corporate-profit reports, ignited a stock market rally, whetting an appetite for risk. In the bond market, corporate issues outperformed risk-free Treasuries for the full fiscal year, and in the stock market, volatile small-capitalization shares outperformed the broad U.S. stock market: The small-cap Russell 2000 Index climbed 36.3%, while the Wilshire 5000 Total Market Index returned 19.0%.

Although municipal securities are generally high-quality bonds, they benefited from the broader bond market's dynamics. When the fiscal year started, municipal securities were largely ignored, leaving them with tax-exempt yields that were very high relative to the yields of Treasuries. At the end of November 2002, a 10-year general obligation municipal bond yielded 92% of what its Treasury counterpart offered, despite the muni's significant tax advantages. As investors were attracted to this disparity, bidding up munis and bidding down Treasuries, the ratio declined to 82% at the end of November 2003--still high, but more typical of its historical level.

THE FUNDS' TRADITIONAL VIRTUES WERE IN EVIDENCE
Among intermediate- to long-term bonds--the focus of Vanguard Pennsylvania Long-Term Tax-Exempt Fund--yields declined steadily through the first half of the fiscal year, touching 12-month lows in late spring. During the second half, yields spiked in the summer, then drifted back below their year-end 2002 levels.

The approach of the funds' advisor, Vanguard Fixed Income Group, to the past year's market tumult was typically measured. The advisor made few changes to the composition of the Long-Term Tax-Exempt Fund's high-quality portfolio. As of November 30, 2003, more than 90% of the portfolio was invested in securities with top credit ratings, essentially the same weighting as a year earlier. Although the advisor anticipates higher interest rates in coming months, it made no significant change to the portfolio's duration (a measure of interest rate sensitivity), judging the risk/reward balance attractive at the portfolio's current degree of exposure to interest-rate risk. This positioning produced a 7.3% total return for the Investor Shares--2.7 percentage points from capital growth and 4.6 from income. The Fixed Income Group's skilled management, combined with the fund's low operating costs, put the fund's result well ahead of the peer group's average return of 6.3%. (For a comparison of the expense ratios of Vanguard's funds with their peer group averages, please see the table on page 14.)

As the yields of the shortest-term securities declined from their already low levels during the period, the advisor nudged the average maturity of the Tax-Exempt Money Market Fund marginally higher to limit the fund's decline in income. (At just 27 days, however, the fund's average maturity remained near the low end of its prescribed range.) During the full fiscal year, the fund returned 0.9%--0.3 percentage point more than the peer group average--again reflecting the powerful combination of skilled management and low operating costs.

SKILLED MANAGEMENT, LOW COSTS, AND HIGH QUALITY ARE AN IMPRESSIVE TRIO
The same characteristics that explained our funds' strong relative performances in fiscal 2003 have contributed to their excellent long-term returns. The table below shows the average annual returns of both funds over the past ten years, as well as the average returns of their peer groups. We also display the growth of hypothetical initial investments of $10,000 in the funds and their average peers. As you can see, both funds outperformed their average peers, creating additional wealth for shareholders. For example, the Long-Term Tax-Exempt Fund's 1-percentage-point margin in average total return translated into an extra $1,622 in shareholder wealth on a $10,000 investment--a significant difference on a relatively modest initial outlay.

BONDS ARE VITAL IN ANY ENVIRONMENT
Today, municipal bond yields are lower than they were a year ago, which makes continued declines in interest rates--and increases in bond prices--less likely. A strengthening economy also suggests that rates are more likely to rise than to fall.
--------------------------------------------------------------------------------
TOTAL RETURNS                                  TEN YEARS ENDED NOVEMBER 30, 2003
--------------------------------------------------------------------------------
                           Average                   Final Value of a $10,000
                        Annual Return                   Initial Investment
                    ---------------------       --------------------------------
                                  Average                   Average
PENNSYLVANIA        Vanguard    Competing      Vanguard   Competing     Vanguard
TAX-EXEMPT FUND         Fund         Fund          Fund        Fund    Advantage
--------------------------------------------------------------------------------
Money Market            2.8%         2.6%       $13,242     $12,869        $ 373
Long-Term
 Investor Shares         6.1         5.1         18,006      16,384        1,622
--------------------------------------------------------------------------------

In a sense, though, none of this matters. The primary reasons to invest in bonds are the same in any interest rate environment: diversification and income. Bond funds are an essential component of a well-balanced portfolio, helping you to meet your financial goals while keeping risk in check by counterbalancing your stock investments. A related, but different, reason to hold bond funds is that, over the long term, they generate virtually all of their returns from income, which is generally a less volatile source of return than capital growth. Changes in the share price of a bond fund--up or down--have relatively little impact on the fund's total return over a period of many years. Income and the interest earned on the reinvestment of that income are the long-term drivers of the fund's return.

I feel compelled to close this letter with an assurance that the reports of late trading and market-timing at some competing investment management firms are as shocking--and upsetting--to us as they no doubt are to you. Vanguard has policies and procedures in place to identify and deter such behavior. More important, Vanguard shareholders can be confident both in the integrity of our excellent crew and in the virtues of our client-owned corporate structure--a structure that aligns our day-to-day efforts with your long-term financial goals.


Thank you for entrusting us with your assets.

Sincerely,

John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER DECEMBEr 9, 2003




YOUR FUND'S PERFORMANCE AT A GLANCE         NOVEMBER 30, 2002-NOVEMBER 30, 2003

                                                      Distributions Per Share
                                                    ----------------------------
PENNSYLVANIA            Starting       Ending           Income        Capital
TAX-EXEMPT FUND      Share Price  Share Price        Dividends          Gains
--------------------------------------------------------------------------------
MONEY MARKEt              $ 1.00       $ 1.00           $0.009         $0.000
LONG-TERM
 Investor Shares           11.49        11.74            0.516          0.057
 Admiral Shares            11.49        11.74            0.523          0.057
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPORT FROM THE ADVISOR
--------------------------------------------------------------------------------
During fiscal 2003, Vanguard Pennsylvania Tax-Exempt Money Market Fund returned 0.9%. Vanguard Pennsylvania Long-Term Tax-Exempt Fund returned 7.3% for the Investor Shares and 7.4% for the Admiral Shares. Both funds outperformed their peer group averages. Generally declining interest rates in the municipal bond market translated into lower yields for the funds at fiscal year-end.

THE INVESTMENT ENVIRONMENT
Although growth was subdued in the first half of the period, the economy ground into gear as the fiscal year progressed. In the third quarter of calendar 2003, the nation's gross domestic product expanded at an annualized rate of 8.2%, a 20-year high. The job market, which was notably weak for much of the period, also began to improve. From September to November, the unemployment rate dropped
0.2 percentage point to 5.9%. Despite signs of economic acceleration, inflation remained remarkably tame. The Consumer Price Index rose just 1.8% in the 12 months ended November 30. The "core" CPI, which excludes volatile food and energy prices, was up just 1.1%.
--------------------------------------------------------------------------------
Investment Philsophy
The advisor believes that each fund, while operating within stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and Pennsylvania income taxes by investing in high-quality securitis issued by Pennsylvania state, county, and municipal governments.
--------------------------------------------------------------------------------
Amid the murky economic picture for much of the year, the Federal Reserve Board stood pat, at least until June, when it cut its target for the federal funds rate--the rate banks charge one another for overnight loans--by 25 basis points (0.25 percentage point) to 1.00%. As the year came to a close with the abundance of rosy reports, the Fed kept its target unchanged, though it did acknowledge that growth was accelerating. The Fed's cautious stance reflects its assessment that the economy's "upside" and "downside" prospects are roughly equal. Our view is that the economy will continue to expand, potentially raising interest rates.

FEW NEW ISSUES, GOOD RELATIVE VALUE MEANT A SOLID YEAR FOR MUNIS
Interest rates were volatile in both the municipal and U.S. Treasury markets, though the yields in each group generally moved in opposite directions. The yield of the 10-year Treasury note began the fiscal year at 4.21%, fell to a low of 3.11% on June 13, then rebounded to finish the period at 4.33%.

By contrast, the yield of the 10-year AAA general-obligation municipal bond fell during the year, declining 32 basis points to end the period at 3.55%. (On June 13, it was 2.85%.) The tables below display 12-month changes in the yield curves of the municipal and Treasury markets. Both curves steepened, meaning that the difference between the yields of shorter- and longer-term securities increased.

As the interest rate movements suggest, municipal bonds outperformed Treasuries; the declining yields meant higher prices for municipals. The low level of new municipal issuance and unusually good municipal bond values at the start of the fiscal year help explain the strong performance.

From January to November, the supply of new municipal bonds rose 4.6% from the same period a year earlier. If taxable municipal bonds are excluded, however, supply increased just 1.2%. (During the year, the majority of taxable muni bonds were issued to help state and local governments fund shortfalls in their pension plans. The Vanguard Pennsylvania funds own no taxable municipal debt.) In Pennsylvania, the rate of new issuance declined 2.7%. Lower issuance, of course, reduces pressure on existing bonds' prices.

Investors also were drawn by munis' "cheapness" relative to Treasuries. At the beginning of the fiscal year, a 10-year AAA general-obligation municipal bond yielded 92% of what a 10-year Treasury note paid--high by historical levels. By year-end, with

--------------------------------------------------------------------------------
YIELDS OF MUNICIPAL BONDS
(AAA-Rated General-Obligation Issues)
                                                                 Change
Maturity     Nov. 30, 2002      Nov. 30, 2003             (basis points)
--------------------------------------------------------------------------------
2 years              1.70%              1.40%                        -30
5 years              2.75               2.39                         -36
10 years             3.87               3.55                         -32
30 years             5.01               4.72                         -29
--------------------------------------------------------------------------------
Source: The Vanguard Group.

--------------------------------------------------------------------------------
YIELDS OF U.S. TREASURY SECURITIES
                                                                  Change
Maturity     Nov. 30, 2002      Nov. 30, 2003             (basis points)
------------------------------------------------------------------------
2 years              2.06%              2.04%                         -2
5 years              3.27               3.35                          +8
10 years             4.21               4.33                         +12
30 years             5.04               5.13                          +9
--------------------------------------------------------------------------------
Source:The Vanguard Group
muni prices rising and Treasury prices declining, this ratio had declined to a more normal 82%.

LOW EXPENSES HELP ENSURE THAT OUR QUALITY STAYS HIGH
Despite the decline in longer-term interest rates, we kept the Long-Term Tax-Exempt Fund's duration (a measure of interest rate sensi-tivity) roughly constant. We don't consider the slightly higher yields available on longer-term bonds sufficient compensation for the risk that interest rates will rise in the coming year.

We made few changes to the Long-Term Tax-Exempt Fund's credit profile, keeping it at its customarily high level of quality. The Tax-Exempt Money Market Fund maintained its exceptionally high- quality portfolio as well: Our dollar-weighted credit rating on November 30 was MIG-1, the highest rating issued by the rating agencies in a pool of high-quality securities. We extended the Tax-Exempt Money Market Fund's average weighted maturity a bit during the year to take advantage of the opportunity to earn slightly higher income without incurring meaningful additional risk. In both funds, our ability to maintain a high-quality portfolio while delivering higher returns than competing funds is a reflection of Vanguard's low expense ratios. There's no need to compromise quality in a quest for yield.

As municipal bond yields have declined, the always significant benefit of low expenses has become even more apparent. An expense ratio of 1.2% (typical among long-term tax-exempt funds) consumes almost one-fourth of the income generated by a bond portfolio yielding 5%. When market yields fall to 3.5%, the typical expense ratio looms much larger, consuming one-third of the available income.

Robert F. Auwaerter, PRINCIPAL
Christopher M. Ryon, PRINCIPAL
Pamela Wisehaupt Tynan, PRINCIPAL
Kathryn T. Allen, PRINCIPAL
Reid O. Smith, PRINCIPAL

VANGUARD FIXED INCOME GROUP
DECEMBER 17, 2003

--------------------------------------------------------------------------------
As of 11/30/2003    FUND PROFILES

                    These Profiles provide snapshots of each fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 11.
--------------------------------------------------------------------------------

PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND
------------------------------------------------
FINANCIAL ATTRIBUTES
Yield                                    0.9%
Average Weighted Maturity             27 days
Average Quality                         MIG-1
Expense Ratio                           0.17%
------------------------------------------------

------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% of portfolio)
MIG-1/SP-1+                               57%
A-1/P-1                                   42
AAA                                        1
------------------------------------------------
Total                                    100%
-------------------------------------------------



                                               Visit our website at Vanguard.com
                                         for regularly updated fund information.

PENNSYLVANIA LONG-TERM TAX-EXEMPT FUND

--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES

                                                       Comparative         Broad
                                         Fund               Index*       Index**
--------------------------------------------------------------------------------
Number of Issues                          399                9,054        47,482
Yield                                                           --            --
Investor Shares                          3.3%
Admiral Shares                           3.4%
Yield to Maturity                       3.4%Y                   --            --
Average Coupon                           4.9%                 5.2%          5.2%
Average Effective Maturity          7.2 years            9.9 years    13.8 years
Average Quality                           AAA                  AA+           AA+
Average Duration                    5.7 years            7.0 years     8.1 years
Expense Ratio                                                  --             --
Investor Shares                         0.17%
Admiral Shares                          0.11%
Short-Term Reserves                        4%                   --            --
--------------------------------------------------------------------------------


------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% of portfolio)

AAA                                        91%
AA                                          4
A                                           3
BBB                                         2
------------------------------------------------
Total                                    100%
------------------------------------------------



-------------------------------------------------
INVESTMENT FOCUS
 Credit Quality     High
 Average Maturity   Long
------------------------------------------------

---------------------------------------------------------------------
VOLATILITY MEASURES

                            Comparative Broad
                      Fund             Index*      Fund    Index**
---------------------------------------------------------------------
R-Squared             0.97               1.00      0.99       1.00
Beta                  0.95               1.00      1.09       1.00
--------------------------------------------------------------------


----------------------------------------------
DISTRIBUTION BY MATURITY
(% of portfolio)

Under 1 Year                               6%
1-5 Years                                 29
5-10 Years                                48
10-20 Years                               15
20-30 Years                                2
----------------------------------------------
Total                                    100%
-----------------------------------------------

*Lehman 10 Year Municipal Bond Index.
**Lehman Municipal Bond Index.
YBefore expenses.

GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE EFFECTIVE MATURITY. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.
--------------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

================================================================================
As of 11/31/2003  PERFORMANCE SUMMARIEs

               All of the returns in this  report  represent  past  performance, which cannot be used to predict future returns that may be achieved by the funds. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Pennsylvania Tax-Exempt Money Market Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. For bond funds, both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The annualized yield shown for the money market fund reflects the current earnings of the fund more closely than does the total return.
================================================================================

PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------
Cumulative Performance  November 30, 1993-November 30, 2003
[MOUNTAIN CHART]
                      Pennsylvania Tax-Exempt     Average Pennsylvania
   Quarter             Money Market Fund       Tax-Exempt Money Market Fund
--------------------------------------------------------------------------------
   11/1993                     10000                   10000
   02/1994                     10054                   10050
   05/1994                     10114                   10105
   08/1994                     10178                   10165
   11/1994                     10257                   10240
   02/1995                     10347                   10324
   05/1995                     10448                   10418
   08/1995                     10540                   10506
   11/1995                     10636                   10595
   02/1996                     10727                   10679
   05/1996                     10816                   10760
   08/1996                     10903                   10842
   11/1996                     10993                   10925
   02/1997                     11082                   11006
   05/1997                     11179                   11091
   08/1997                     11276                   11183
   11/1997                     11376                   11274
   02/1998                     11470                   11359
   05/1998                     11570                   11445
   08/1998                     11664                   11534
   11/1998                     11755                   11617
   02/1999                     11838                   11690
   05/1999                     11927                   11764
   08/1999                     12017                   11847
   11/1999                     12115                   11934
   02/2000                     12217                   12027
   05/2000                     12339                   12131
   08/2000                     12461                   12245
   11/2000                     12589                   12359
   02/2001                     12697                   12461
   05/2001                     12802                   12551
   08/2001                     12885                   12620
   11/2001                     12952                   12671
   02/2002                     12995                   12707
   05/2002                     13040                   12737
   08/2002                     13079                   12765
   11/2002                     13123                   12797
   02/2003                     13156                   12824
   05/2003                     13190                   12841
   08/2003                     13215                   12855
   11/2003                     13242                   12869
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                                                              Average Annual Total Returns
                                                           Periods Ended November 30, 2003
                                                          --------------------------------  Final Value
                                                           One        Five       Ten       of a $10,000
                                                          Year       Years     Years         Investment

PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND                0.91%        2.41%     2.85%           $13,242
AVERAGE PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND*       0.56         2.07      2.55             12,869
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) November 30, 1993-November 30, 2003
--------------------------------------------------------------------------------

            Pennsylvania Tax-Exempt                               Average
            Money Market Fund                                       Fund*

Fiscal       Total                                                  Total
Year        Return                                                 Return
--------------------------------------------------------------------------------
1994           2.6%                                                  2.4%
1995           3.7                                                   3.5
1996           3.4                                                   3.1
1997           3.5                                                   3.2
1998           3.3                                                   3.0
--------------------------------------------------------------------------------
            Pennsylvania Tax-Exempt                               Average
            Money Market Fund                                       Fund*

Fiscal       Total                                                  Total
Year        Return                                                 Return
--------------------------------------------------------------------------------
1999          3.1%                                                   2.7%
2000          3.9                                                    3.6
2001          2.9                                                    2.5
2002          1.3                                                    1.0
2003          0.9                                                    0.6
--------------------------------------------------------------------------------
SEC 7-Day Annualized Yield (11/30/2003): 0.93%

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                                      Ten Years
                                                                 One    Five   -------------------------
                                               Inception Date   Year   Years   Capital   Income  Total
--------------------------------------------------------------------------------------------------------
Pennsylvania Tax-Exempt Money Market Fund           6/13/1988  0.99%   2.49%     0.00%    2.87%  2.87%
-------------------------------------------------------------------------------------------------------
*Returns for Average Pennsylvania  Tax-Exempt Money Market Fund are derived from data provided by Lipper Inc.
Note:  See  Financial  Highlights  table  on page 34 for  dividend  information.

PENNSYLVANIA LONG-TERM TAX-EXEMPT FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE  NOVEMBER 30, 1993-NOVEMBER 30, 2003
[MOUNTAIN CHART]
              PENNSYLVANIA        LEHMAN           LEHMAN            AVERAGE
              LONG-TERM          MUNICIPAL        10 YEAR          PENNSYLVANIA
              TAX-EXEMPT FUND       BOND        MUNICIPAL BOND       MUNICIPAL
   QUARTER    INVESTOR SHARES      INDEX          INDEX             DEBT FUND
--------------------------------------------------------------------------------
  11/1994          9456            9475             9554               9282
  02/1995         10348           10250            10260              10102
  05/1995         10707           10711            10741              10517
  08/1995         10778           10854            10978              10588
  11/1995         11203           11265            11326              11045
  02/1996         11332           11382            11463              11122
  05/1996         11163           11200            11249              10924
  08/1996         11381           11422            11465              11118
  11/1996         11849           11927            11967              11602
  02/1997         11918           12009            12073              11643
  05/1997         12017           12128            12169              11747
  08/1997         12322           12478            12526              12076
  11/1997         12585           12782            12811              12383
  02/1998         12920           13107            13157              12671
  05/1998         13070           13266            13297              12793
  08/1998         13360           13558            13600              13019
  11/1998         13541           13774            13850              13188
  02/1999         13680           13912            13979              13256
  05/1999         13627           13885            13911              13207
  08/1999         13339           13625            13693              12838
  11/1999         13306           13627            13792              12725
  02/2000         13366           13623            13771              12618
  05/2000         13489           13766            13886              12719
  08/2000         14270           14548            14685              13442
  11/2000         14485           14741            14847              13584
  02/2001         15057           15304            15418              14023
  05/2001         15157           15438            15524              14110
  08/2001         15814           16031            16102              14693
  11/2001         15758           16032            16068              14682
  02/2002         16108           16350            16429              14905
  05/2002         16195           16442            16543              14950
  08/2002         16821           17032            17192              15432
  11/2002         16781           17045            17141              15420
  02/2003         17403           17604            17723              15872
  05/2003         18001           18146            18375              16339
  08/2003         17416           17566            17670              15815
  11/2003         18006           18179            18320              16384
--------------------------------------------------------------------------------

                                                              AVERAGE ANNUAL TOTAL RETURNS
                                                           Periods Ended November 30, 2003
                                                           ------------------------------   Final Value
                                                            One       Five        Ten      of a $10,000
                                                           Year      Years      Years        Investment
-------------------------------------------------------------------------------------------------------
PENNSYLVANIA LONG-TERM TAX-EXEMPT FUND INVESTOR SHARES     7.30%      5.86%      6.06%          $18,006
Lehman Municipal Bond Index                                6.65       5.71       6.16            18,179
Lehman 10 Year Municipal Bond Index                        6.88       5.75       6.24            18,320
Average Pennsylvania Municipal Debt Fund*                  6.25       4.44       5.06            16,384
-------------------------------------------------------------------------------------------------------

                                                                                            Final Value
                                                            One      Since                of a $250,000
                                                           Year  Inception**                 Investment
-------------------------------------------------------------------------------------------------------
Pennsylvania Long-Term Tax-Exempt Fund Admiral Shares      7.36%      7.23%                    $298,637
Lehman Municipal Bond Index                                6.65       6.80                      295,627
Lehman 10 Year Municipal Bond Index                        6.88       6.87                      296,134
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) NOVEMBER 30, 1993-NOVEMBER 30, 2003


                  PENNSYLVANIA LONG-TERM
            TAX-EXEMPT FUND INVESTOR SHARES         LEHMANY
Fiscal     Capital       Income        Total         Total
Year        Return       Return       Return        Return
--------------------------------------------------------------------------------
1994         -10.7%         5.3%        -5.4%        -4.5%
1995          12.0          6.5         18.5         18.6
1996           0.2          5.6          5.8          5.7
1997           0.7          5.5          6.2          7.1
1998           2.1          5.5          7.6          8.1
--------------------------------------------------------------------------------
 PENNSYLVANIA LONG-TERM
            TAX-EXEMPT FUND INVESTOR SHARES         LEHMANY
Fiscal     Capital       Income        Total         Total
Year        Return       Return       Return        Return
--------------------------------------------------------------------------------
1999          -6.7%         5.0%        -1.7%        -0.4%
2000           3.1          5.8          8.9          7.7
2001           3.5          5.3          8.8          8.2
2002           1.5          5.0          6.5          6.7
2003           2.7          4.6          7.3          6.9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Total Returns for periods ended September 30, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                                      Ten Years
                                                                 One    Five   -------------------------
                                               Inception Date   Year   Years   Capital   Income  Total
--------------------------------------------------------------------------------------------------------
PENNSYLVANIA LONG-TERM TAX-EXEMPT FUND
Investor Shares                                      4/7/1986   4.26%   5.81%    0.53%    5.42%  5.95%
Admiral Shares                                      5/14/2001   4.33    7.57**     --       --     --
-------------------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.
**Return since inception on May 14, 2001.
YLehman 10 Year Municipal Bond Index.

Note: See Financial Highlights tables on page 35 for dividend and capital gains information. about your fund's expenses

================================================================================
ABOUT YOUR FUND'S EXPENSES
================================================================================
All mutual funds have operating expenses. These expenses include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio. a hypothetical example

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in your fund, using the fund's actual return and operating expenses for the fiscal year ended November 30, 2003. The cost in dollars is calculated by applying the expense ratio to the average balance in the hypothetical account. For comparative purposes, we also list the average expense ratio for each fund's peer group, which is derived from data provided by Lipper Inc.

---------------------------------------------------------------------------------------------------------------------
                                                        Cost of $10,000                  Fund           Peer Group*
                                                     Investment in Fund         Expense Ratio         Expense Ratio
---------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA TAX-EXEMPT
MONEY MARKET FUND                                                   $17                 0.17%                 0.64%

PENNSYLVANIA LONG-TERM TAX-EXEMPT FUND
Investor Shares                                                      18                 0.17                  1.16
Admiral Shares                                                       11                 0.11                    --
---------------------------------------------------------------------------------------------------------------------

*Peer groups are: for the Pennsylvania Tax-Exempt Money Market Fund, the Average Pennsylvania Tax-Exempt Money Market Fund; for the Pennsylvania Long-Term Tax-Exempt Fund, the Average Pennsylvania Municipal Debt Fund.

The calculation assumes no shares were sold. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratios capture data through year-end 2002.

You can find more information about the funds' expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the funds' prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

================================================================================
AS OF 11/31/2003     FINANCIAL STATEMENTS STATEMENT OF NET ASSETS
================================================================================
This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------------------------------------------------
                                                                                               Face         Market
Pennsylvania Tax-Exempt                                                   Maturity           Amount         Value*
Money Market Fund                                         Coupon              Date            (000)          (000)
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.6%)
-------------------------------------------------------------------------------------------------------------------------
Allegheny County PA Higher Educ. Auth. Rev.
(Washington & Jefferson College) VRDO                       1.16%        12/8/2003 LOC    $  15,500      $  15,500
Allegheny County PA Higher Educ. Building Auth.
 (Carnegie Mellon Univ.) VRDO                               1.10%        12/1/2003           64,250         64,250
Allegheny County PA Hosp. Dev. Auth. Rev.
 (Presbyterian Univ. Health System) VRDO                    1.15%        12/8/2003 (1)       14,600         14,600
Allegheny County PA Hosp. Dev. Auth. Rev.
(Presbyterian Univ. Health System) VRDO                     1.15%        12/8/2003 LOC        8,395          8,395
Allegheny County PA Hosp. Dev. Auth. Rev.
 (Univ. of Pittsburgh Medical Center) TOB VRDO              1.12%        12/8/2003 (1)*       4,995          4,995
Allegheny County PA IDA Rev.
 (Children's Museum of Pittsburgh) PUT                      2.00%        10/1/2004 LOC        6,000          6,046
Allegheny County PA IDA Rev.
 (Western PA School for Blind Children) PUT                 0.85%         7/1/2004           10,000         10,000
Berks County PA GO VRDO                                     1.08%        12/8/2003 (1)       14,000         14,000
Berks County PA IDA (Lutheran Health Care) VRDO             1.11%        12/8/2003 (2)       18,000         18,000
Bethlehem PA Area School Dist. GO TOB VRDO                  1.17%        12/8/2003 (3)*      19,800         19,800
Bucks County PA TRAN                                        2.00%       12/31/2003           13,000         13,009
Central Bucks PA School Dist. VRDO                          1.15%        12/8/2003 (3)       12,645         12,645
Chester County PA IDA (Archdiocese of Philadelphia) VRDO    1.17%        12/8/2003 LOC        7,000          7,000
Cumberland County PA Muni. Auth. College Rev.
 (Dickinson College) PUT                                    1.11%        11/1/2004 LOC        8,005          8,005
Dallastown Area School Dist. York County PA GO VRDO         1.15%        12/8/2003 (3)       22,750         22,750
Daniel Boone PA Area School Dist. GO VRDO                   1.11%        12/8/2003 (2)        9,995          9,995
Dauphin County PA General Auth. Hosp. Rev.
 (Reading Hosp. & Medical Center) VRDO                      1.10%        12/8/2003           11,390         11,390


--------------------------------------------------------------------------------------------------------------------------
                                                                                               Face         Market
Pennsylvania Tax-Exempt                                                   Maturity           Amount         Value*
Money Market Fund                                         Coupon              Date            (000)          (000)
-------------------------------------------------------------------------------------------------------------------------
Delaware County PA Hosp. Auth. Rev.
 (Crozer-Chester Medical Center) VRDO                       1.11%        12/8/2003 LOC        9,815          9,815
Delaware County PA Hosp. Auth. Rev.
 (Crozer-Chester Medical Center) VRDO                       1.22%        12/8/2003 LOC        4,500          4,500
Delaware County PA IDA Airport Fac.
 (United Parcel Service) VRDO                               0.99%        12/1/2003           39,425         39,425
Delaware County PA IDA PCR (BP Exploration & Oil) VRDO      1.10%        12/1/2003           19,300         19,300
Delaware County PA IDA PCR (BP Exploration & Oil) VRDO      1.10%        12/1/2003           10,750         10,750
Delaware County PA IDA PCR (PECO) CP                        0.95%        2/11/2004 LOC       15,500         15,500
Delaware County PA IDA Refunding Resource Recovery Fac.
 (General Electric Capital Corp.) VRDO                      1.00%        12/8/2003            8,375          8,375
Delaware County PA IDA Refunding Resource Recovery Fac.
 (General Electric Capital Corp.) VRDO                      1.00%        12/8/2003            8,595          8,595
Delaware County PA IDA Refunding Resource Recovery Fac.
 (General Electric Capital Corp.) VRDO                      1.00%        12/8/2003            8,235          8,235
Delaware County PA IDA Refunding Resource Recovery Fac.
 (General Electric Capital Corp.) VRDO                      1.00%        12/8/2003           42,600         42,600
Delaware County PA IDA Solid Waste Rev.
 (Scott Paper Co.) VRDO                                     1.10%        12/8/2003            8,700          8,700
Delaware County PA IDA Solid Waste Rev.
 (Scott Paper Co.) VRDO                                     1.10%        12/8/2003           17,000         17,000
Delaware County PA IDA Solid Waste Rev.
 (Scott Paper Co.) VRDO                                     1.10%        12/8/2003           17,600         17,600
Delaware County PA IDA Solid Waste Rev.
 (Scott Paper Co.) VRDO                                     1.10%        12/8/2003           23,005         23,005
Delaware County PA IDA Solid Waste Rev.
 (Scott Paper Co.) VRDO                                     1.10%        12/8/2003           10,000         10,000
Franklin County PA IDA Healthcare Rev.
 (Chambersburg Hosp.) VRDO                                  1.20%        12/8/2003 (2)        6,800          6,800
Geisinger Health System Auth. of Pennsylvania Rev.
 (Penn State Geisinger Health System) VRDO                  1.10%        12/1/2003            5,300          5,300
Geisinger Health System Auth. of Pennsylvania Rev.
 (Penn State Geisinger Health System) VRDO                  1.10%        12/1/2003            7,550          7,550
Indiana County PA IDA (Exelon Generation) CP                1.11%        12/8/2003 LOC        4,000          4,000
Lehigh County PA General Purpose Hosp. Auth. Rev.
 (Lehigh Valley Health Network) VRDO                        1.03%        12/1/2003 (2)        4,415          4,415
Lehigh County PA General Purpose Hosp. Auth. Rev.
 (St. Luke's Hosp.) VRDO                                    1.02%        12/1/2003 LOC        6,200          6,200
Manheim Township PA School Dist. VRDO                       1.15%        12/8/2003 (4)        9,000          9,000
Mercersburg Borough PA General Purpose Auth.
 (Mercersburg College) VRDO                                 1.10%        12/8/2003 LOC        7,700          7,700
Mercersburg Borough PA General Purpose Auth.
 (Mercersburg College) VRDO                                 1.10%        12/8/2003 LOC        9,415          9,415
Montgomery County PA IDA PCR (Exelon Generation Co.) CP     0.90%       12/10/2003 LOC       37,800         37,800
Montgomery County PA IDA PCR (Exelon Generation Co.) CP     0.98%        1/16/2004 LOC        5,000          5,000
Montgomery County PA IDA PCR (PECO) CP                      1.00%        2/18/2004 LOC       13,340         13,340
Montgomery County PA IDA PCR (PECO) CP                      1.00%         3/8/2004 LOC       16,200         16,200
Northampton County PA General Purpose Auth. Univ. Rev.
 (Lafayette College)                                        2.00%       11/23/2004           13,460         13,577
Northampton County PA General Purpose Auth. Univ. Rev.
 (Lehigh Univ.) VRDO                                        1.10%        12/8/2003           21,000         21,000

--------------------------------------------------------------------------------------------------------------------------
                                                                                               Face         Market
                                                                          Maturity           Amount         Value*
                                                          Coupon              Date             (000)          (000)
-------------------------------------------------------------------------------------------------------------------------
Northampton County PA General Purpose Auth. Univ. Rev.
 (Lehigh Univ.) VRDO                                        1.10%        12/8/2003           21,780         21,780
Northampton County PA Higher Educ. Auth. Rev.
 (Lehigh Univ.) VRDO                                        1.10%        12/8/2003           12,085         12,085
Northeastern PA Hosp. & Educ. Auth. Rev.
 (Wilkes Univ.) VRDO                                        1.10%        12/8/2003 LOC       12,110         12,110
Pennsbury PA School Dist. TOB VRDO                          1.12%        12/8/2003 (3)*       5,125          5,125
Pennsbury PA School Dist. VRDO                              1.11%        12/8/2003 (3)        8,370          8,370
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
 (Amtrak Project) VRDO                                      1.17%        12/8/2003 LOC       30,625         30,625
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
 (Merck & Co. West Point) VRDO                              1.15%        12/8/2003           18,000         18,000
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
 (Merck & Co.) VRDO                                         1.15%        12/8/2003           21,900         21,900
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
 (Reliant Energy Seward Project) VRDO                       1.15%        12/8/2003 LOC        9,600          9,600
Pennsylvania GO                                             3.00%         1/1/2004 (1)        8,480          8,493
Pennsylvania GO                                            5.375%         5/1/2004 (Prere.)   6,190          6,399
Pennsylvania GO TOB VRDO                                    1.12%        12/8/2003 (3)*       7,375          7,375
Pennsylvania GO TOB VRDO                                    1.12%        12/8/2003 (1)*      14,775         14,775
Pennsylvania GO TOB VRDO                                    1.12%        12/8/2003 (4)*      10,715         10,715
Pennsylvania GO TOB VRDO                                    1.13%        12/8/2003 (3)*      14,697         14,697
Pennsylvania GO TOB VRDO                                    1.14%        12/8/2003 (3)*       9,145          9,145
Pennsylvania GO TOB VRDO                                    1.15%        12/8/2003 *          9,075          9,075
Pennsylvania GO TOB VRDO                                    1.20%        12/8/2003 (3)*       5,875          5,875
Pennsylvania GO TOB VRDO                                    1.20%        12/8/2003 (1)*       5,875          5,875
Pennsylvania Higher Educ. Assistance Agency
 Student Loan Rev. VRDO                                     1.09%        12/8/2003 (2)       33,700         33,700
Pennsylvania Higher Educ. Assistance Agency
 Student Loan Rev. VRDO                                     1.13%        12/8/2003 (4)        5,000          5,000
Pennsylvania Higher Educ. Assistance Agency
 Student Loan Rev. VRDO                                     1.14%        12/8/2003 (2)       27,500         27,500
Pennsylvania Higher Educ. Assistance Agency
 Student Loan Rev. VRDO                                     1.14%        12/8/2003 (2)       13,500         13,500
Pennsylvania Higher Educ. Assistance Agency
 Student Loan Rev. VRDO                                     1.15%        12/8/2003 (2)       30,200         30,200
Pennsylvania Higher Educ. Assistance Agency
 Student Loan Rev. VRDO                                     1.15%        12/8/2003 (2)       49,300         49,300
Pennsylvania Higher Educ. Assistance Agency
 Student Loan Rev. VRDO                                     1.15%        12/8/2003 (2)       20,800         20,800
Pennsylvania Higher Educ. Assistance Agency
 Student Loan Rev. VRDO                                     1.15%        12/8/2003 (2)       22,800         22,800
Pennsylvania Higher Educ. Assistance Agency
 Student Loan Rev. VRDO                                     1.17%        12/8/2003 (4)       43,500         43,500
Pennsylvania Higher Educ. Fac. Auth. Rev.
 (Carnegie Mellon Univ.) VRDO                               1.10%        12/1/2003           45,100         45,100
Pennsylvania Higher Educ. Fac. Auth. Rev.
 (Carnegie Mellon Univ.) VRDO                               1.10%        12/1/2003           14,200         14,200
Pennsylvania Higher Educ. Fac. Auth. Rev.
 (Carnegie Mellon Univ.) VRDO                               1.10%        12/1/2003            6,150          6,150
Pennsylvania Higher Educ. Fac. Auth. Rev.
 (Carnegie Mellon Univ.) VRDO                               1.10%        12/1/2003           40,050         40,050

--------------------------------------------------------------------------------------------------------------------------
                                                                                               Face         Market
Pennsylvania Tax-Exempt                                                   Maturity           Amount         Value*
Money Market Fund                                         Coupon              Date            (000)          (000)
-------------------------------------------------------------------------------------------------------------------------
Pennsylvania Higher Educ. Fac. Auth. Rev.
 (Drexel Univ.) VRDO                                        1.10%        12/8/2003 LOC       22,500         22,500
Pennsylvania Higher Educ. Fac. Auth. Rev.
 (Muhlenberg College) VRDO                                  1.10%        12/1/2003           12,100         12,100
Pennsylvania Higher Educ. Fac. Auth. Rev.
 (State System of Higher Educ.) VRDO                        1.08%        12/8/2003 (2)       16,700         16,700
Pennsylvania Higher Educ. Fac. Auth. Rev.
 (Temple Univ.) VRDO                                        1.08%        12/1/2003 LOC       33,835         33,835
Pennsylvania Higher Educ. Fac. Auth. Rev. (Univ. of
 Pennsylvania Health System Obligated Group) VRDO           1.12%        12/8/2003 LOC       67,430         67,430
Pennsylvania Higher Educ. Fac. Auth. Rev. (Univ. of
 Pennsylvania Health System Obligated Group) VRDO           1.12%        12/8/2003 LOC       54,500         54,500
Pennsylvania Higher Educ. Fac. Auth. Rev. (Univ. of
 Pennsylvania Health System Obligated Group) VRDO           1.12%        12/8/2003 LOC       70,000         70,000
Pennsylvania Higher Educ. Fac. Auth. Rev.
 (Univ. of the Sciences) VRDO                               1.10%        12/8/2003 LOC       23,000         23,000
Pennsylvania Higher Educ. Fac. Auth. Student Housing Rev.
 (Student Assoc. Inc. Project California Univ. of
   Pennsylvania) VRDO                                       1.13%        12/8/2003 LOC       11,990         11,990
Pennsylvania Housing Finance Agency Rev. TOB VRDO           1.15%        12/8/2003  *         8,545          8,545
Pennsylvania Housing Finance Agency Rev. TOB VRDO           1.15%        12/8/2003  *         7,495          7,495
Pennsylvania Housing Finance Agency Rev. TOB VRDO           1.15%        12/8/2003  *        11,250         11,250
Pennsylvania Housing Finance Agency Rev. TOB VRDO           1.15%        12/8/2003  *         5,995          5,995
Pennsylvania Intergovernmental
 Cooperation Auth. Rev. VRDO                                1.13%        12/8/2003 (2)       25,000         25,000
Pennsylvania State Univ. Rev.                               5.00%         3/1/2004            4,605          4,652
Pennsylvania State Univ. Rev. VRDO                          1.12%        12/8/2003           20,000         20,000
Pennsylvania Turnpike Comm. Rev. VRDO                       1.10%        12/1/2003           11,200         11,200
Pennsylvania Turnpike Comm. Rev. VRDO                       1.10%        12/1/2003           21,800         21,800
Pennsylvania Turnpike Comm. Rev. VRDO                       1.10%        12/8/2003            6,800          6,800
Pennsylvania Turnpike Comm. Rev. VRDO                       1.10%        12/8/2003            8,600          8,600
Pennsylvania Turnpike Comm. Rev. VRDO                       1.10%        12/8/2003            5,500          5,500
Pennsylvania Turnpike Comm. Rev. VRDO                       1.10%        12/8/2003           45,080         45,080
Pennsylvania Turnpike Comm. Rev. VRDO                       1.12%        12/8/2003           75,520         75,520
Philadelphia PA Auth. IDR
 (Regional Performing Arts Center Project) VRDO             1.12%        12/8/2003 LOC        1,050          1,050
Philadelphia PA GO TOB VRDO                                 1.12%        12/8/2003 (4)*       5,970          5,970
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
 (Children's Hosp. of Philadelphia) VRDO                    1.10%        12/1/2003           14,950         14,950
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
 (Children's Hosp. of Philadelphia) VRDO                    1.10%        12/1/2003 (1)        8,950          8,950
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
 (Children's Hosp. of Philadelphia) VRDO                    1.10%        12/1/2003 (1)        7,400          7,400
Philadelphia PA IDA Rev. (Cancer Research) VRDO             1.10%        12/1/2003 LOC        4,000          4,000
Philadelphia PA School Dist. TOB VRDO                       1.12%        12/8/2003 (3)*       6,695          6,695
Philadelphia PA School Dist. TOB VRDO                       1.12%        12/8/2003 (3)*       5,995          5,995
Philadelphia PA School Dist. TOB VRDO                       1.15%        12/8/2003 (3)*       4,995          4,995
Philadelphia PA TRAN                                        2.00%        6/30/2004           25,000         25,149
Philadelphia PA Water & Waste Water Rev. VRDO               1.04%        12/8/2003 (2)        1,290          1,290
Philadelphia PA Water & Waste Water Rev. VRDO               1.07%        12/8/2003 (4)       74,400         74,400
Sayre PA Health Care Fac. Auth. Rev. (VHA of Pennsylvania,
 Pooled Capital Asset Financial Program) VRDO               1.10%        12/8/2003 (2)        2,300          2,300

--------------------------------------------------------------------------------------------------------------------------
                                                                                               Face         Market
                                                                          Maturity           Amount         Value*
                                                          Coupon              Date            (000)          (000)
-------------------------------------------------------------------------------------------------------------------------
Sayre PA Health Care Fac. Auth. Rev. (VHA of Pennsylvania,
 Pooled Capital Asset Financial Program) VRDO               1.10%        12/8/2003 (2)       20,200         20,200
Sayre PA Health Care Fac. Auth. Rev. (VHA of Pennsylvania,
 Pooled Capital Asset Financial Program) VRDO               1.10%        12/8/2003 (2)        2,000          2,000
Sayre PA Health Care Fac. Auth. Rev. (VHA of Pennsylvania,
 Pooled Capital Asset Financial Program) VRDO               1.10%        12/8/2003 (2)        3,955          3,955
Sayre PA Health Care Fac. Auth. Rev. (VHA of Pennsylvania,
 Pooled Capital Asset Financial Program) VRDO               1.10%        12/8/2003 (2)       12,200         12,200
Sayre PA Health Care Fac. Auth. Rev. (VHA of Pennsylvania,
 Pooled Capital Asset Financial Program) VRDO               1.10%        12/8/2003 (2)        1,800          1,800
Sayre PA Health Care Fac. Auth. Rev. (VHA of Pennsylvania,
 Pooled Capital Asset Financial Program) VRDO               1.10%        12/8/2003 (2)        6,500          6,500
Sayre PA Health Care Fac. Auth. Rev. (VHA of Pennsylvania,
 Pooled Capital Asset Financial Program) VRDO               1.10%        12/8/2003 (2)        4,700          4,700
Seneca Valley PA School Dist. GO TOB VRDO                   1.17%        12/8/2003 (1)*      23,320         23,320
South Fork PA Hosp. Auth. Rev.
 (Conemaugh Valley Hosp.) VRDO                              1.03%        12/1/2003 (1)       17,610         17,610
Southcentral Pennsylvania General Auth. Rev. VRDO           1.15%        12/8/2003 (2)        8,000          8,000
Southcentral Pennsylvania General Auth. Rev. VRDO           1.18%        12/8/2003 (2)        3,465          3,465
Spring-Ford PA Area School Dist. TOB VRDO                   1.13%        12/8/2003 (4)*       3,572          3,572
St. Mary's Hosp. Auth. Bucks County PA Rev.
 (Catholic Health Initiatives) VRDO                         1.10%        12/8/2003           11,600         11,600
State Public School Building Auth. Pennsylvania School Rev.
 (Parkland School Dist.) VRDO                               1.15%        12/8/2003 (3)       16,265         16,265
State Public School Building Auth. Pennsylvania School Rev.
 (Philadelphia School Dist.) TOB VRDO                       1.14%        12/8/2003 (4)*       4,995          4,995
State Public School Building Auth. Pennsylvania School Rev.
 (Philadelphia School Dist.) TOB VRDO                       1.20%        12/8/2003 (4)*       5,000          5,000
Union County PA Higher Educ. Auth. Rev.
 (Bucknell Univ.) VRDO                                      1.10%        12/8/2003            5,585          5,585
Univ. of Pittsburgh of the Commonwealth System of
 Higher Educ. Pennsylvania (Univ. Capital Project) VRDO     1.12%        12/8/2003           10,700         10,700
Univ. of Pittsburgh of the Commonwealth System of
 Higher Educ. Pennsylvania (Univ. Capital Project) VRDO     1.12%        12/8/2003           18,300         18,300
Univ. of Pittsburgh of the Commonwealth System of
 Higher Educ. Pennsylvania (Univ. Capital Project) VRDO     1.12%        12/8/2003           30,400         30,400
Univ. of Pittsburgh of the Commonwealth System of
 Higher Educ. Pennsylvania (Univ. Capital Project) VRDO     1.12%        12/8/2003           10,400         10,400
Univ. of Pittsburgh of the Commonwealth System of
 Higher Educ. Pennsylvania (Univ. Capital Project) VRDO     1.12%        12/8/2003            3,800          3,800
Univ. of Pittsburgh of the Commonwealth System of
 Higher Educ. Pennsylvania (Univ. Capital Project) VRDO     1.12%        12/8/2003            8,000          8,000
Univ. of Pittsburgh of the Commonwealth System of
 Higher Educ. Pennsylvania (Univ. Capital Project) VRDO     1.12%        12/8/2003           12,900         12,900
Univ. of Pittsburgh of the Commonwealth System of
 Higher Educ. Pennsylvania (Univ. Capital Project) VRDO     1.12%        12/8/2003            3,865          3,865
Univ. of Pittsburgh of the Commonwealth System of
 Higher Educ. Pennsylvania (Univ. Capital Project) VRDO     1.12%        12/8/2003            3,200          3,200
Univ. of Pittsburgh of the Commonwealth System of
 Higher Educ. Pennsylvania (Univ. Capital Project) VRDO     1.12%        12/8/2003            5,000          5,000
Univ. of Pittsburgh of the Commonwealth System of
 Higher Educ. Pennsylvania (Univ. Capital Project) VRDO     1.12%        12/8/2003           13,800         13,800

--------------------------------------------------------------------------------------------------------------------------
                                                                                               Face         Market
                                                                          Maturity           Amount         Value*
                                                          Coupon              Date            (000)          (000)
-------------------------------------------------------------------------------------------------------------------------
Univ. of Pittsburgh of the Commonwealth System of
 Higher Educ. Pennsylvania (Univ. Capital Project) VRDO     1.12%        12/8/2003           13,600         13,600
Univ. of Pittsburgh of the Commonwealth System of
  Higher Educ. Pennsylvania Asset Notes                     2.00%        12/3/2004           48,000         48,430
Univ. of Pittsburgh of the Commonwealth System of
 Higher Educ. Pennsylvania Asset Notes                      2.50%         1/9/2004           44,000         44,058
Washington County PA Higher Educ.
 (Pooled Equipment Lease Program) VRDO                      1.15%        12/8/2003 LOC       24,135         24,135
York County PA IDA (PECO) CP                                0.95%        2/11/2004 LOC       16,440         16,440

OUTSIDE PENNSYLVANIA:
Puerto Rico Govt. Dev. Bank VRDO                            1.01%        12/8/2003 (1)       21,000         21,000
Puerto Rico Highway & Transp. Auth. Rev. TOB VRDO           1.13%        12/8/2003 (1)*       3,855          3,855
Puerto Rico Highway & Transp. Auth. Rev. TOB PUT            0.95%        6/17/2004 (1)*       7,740          7,740
Puerto Rico Highway & Transp. Auth. Rev. VRDO               1.07%        12/8/2003 (2)       22,000         22,000
Puerto Rico Infrastructure Financing Auth.
 Special Obligation Bonds TOB PUT                           1.15%       10/14/2004 *         12,400         12,400
Puerto Rico Infrastructure Financing Auth.
 Special Tax Rev. TOB PUT                                   0.95%        6/17/2004 (2)*       6,515          6,515
Puerto Rico Public Finance Corp. TOB PUT                    0.95%        6/17/2004 (2)*       7,015          7,015
Puerto Rico TRAN                                            2.00%        7/30/2004           19,045         19,169

-------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
 (Cost $2,505,021)                                                                                       2,505,021
-------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.4%)
-------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                        17,368
Liabilities                                                                                                 (8,027)
                                                                                                       ------------
                                                                                                             9,341
                                                                                                       ------------
-------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------

Applicable to 2,514,454,243 outstanding $.001 par value shares
 of beneficial interest (unlimited authorization)                                                       $2,514,362
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                                                    $1.00
-------------------------------------------------------------------------------------------------------------------

*See Note A in Notes to Financial Statements.
*Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2003, the aggregate value of these securities was $238,804,000, representing 9.5% of net assets. For key to abbreviations and other references, see page 31.

-------------------------------------------------------------------------------------------------------------------
AT NOVEMBER 30, 2003, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------
                                                                                             Amount            Per
                                                                                              (000)          Share
-------------------------------------------------------------------------------------------------------------------
Paid-in Capital                                                                          $2,514,463          $1.00
Undistributed Net Investment Income                                                             --              --
Accumulated Net Realized Losses                                                                (101)            --
Unrealized Appreciation                                                                          --             --
-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                               $2,514,362          $1.00
===================================================================================================================

20

--------------------------------------------------------------------------------------------------------------------------
                                                                                               Face         Market
Pennsylvania Long-Term                                                    Maturity           Amount         Value*
Tax-Exempt Fund                                           Coupon              Date            (000)          (000)
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (97.9%
-------------------------------------------------------------------------------------------------------------------------
Adams County PA GO                                          5.50%         5/15/201(3)(Prere.)   880          1,017
Adams County PA GO                                          5.50%         5/15/201(3)(Prere.)   925          1,069
Adams County PA GO                                          5.50%         5/15/201(3)(Prere.)   975          1,127
Adams County PA GO                                          5.75%         5/15/201(3)(Prere.) 1,030          1,207
Adams County PA GO                                          5.30%         5/15/201(3)(Prere.)10,240         11,698
Allegheny County PA Airport Rev.(Pittsburgh
  International Airport)                                   5.00%          1/1/2017(1)        12,205         12,816
Allegheny County PA Airport Rev.(Pittsburgh
  International Airport)                                   5.00%          1/1/2019(1)        15,750         16,377
Allegheny County PA Airport Rev.
 (Pittsburgh   International Airport)                       6.00%         1/1/2014(3)         4,295          4,708
Allegheny County PA GO                                      0.00%         4/1/2010(1)         2,000          1,621
Allegheny County PA GO                                      5.75%        11/1/2011(3)         1,725          2,007
Allegheny County PA GO                                      5.50%        11/1/2013(3)         1,455          1,646
Allegheny County PA GO                                      5.50%        11/1/2014(3)         1,050          1,175
Allegheny County PA GO                                     5.375%        11/1/2016(1)         3,725          4,139
Allegheny County PA GO                                     5.375%        11/1/2016(1)         4,100          4,555
Allegheny County PA GO                                     5.375%        11/1/2017(1)         3,600          3,977
Allegheny County PA GO                                     5.375%        11/1/2017(1)         2,880          3,181
Allegheny County PA GO                                     5.375%        11/1/2018(1)         2,000          2,195
Allegheny County PA GO                                     5.375%        11/1/2019(1)         2,645          2,887
Allegheny County PA GO                                      5.25%        11/1/2021(3)         3,000          3,213
Allegheny County PA Hosp. Dev. Auth.
Rev. (Catholic Health East)                                5.25%        11/15/2013(2)         1,000          1,098
Allegheny County PA Hosp. Dev. Auth.
Rev.(Magee Women's Hosp.)                                  6.00%         10/1/2010(3)         4,235          5,008
Allegheny County PA Hosp. Dev. Auth.Rev.
 (Univ. of Pittsburgh)                                     5.60%          4/1/2017(1)         2,000          2,212
Allegheny County PA Hosp. Dev. Auth.Rev.
 (Univ. of Pittsburgh)                                     6.00%          7/1/2026(1)         1,875          2,209
Allegheny County PA Hosp. Dev. Auth.
Rev. (Univ. of Pittsburgh)                                  6.00%         7/1/2027(1)         4,325          5,111
Allegheny County PA Port Auth. Rev.                         6.00%         3/1/2009(1)(Prere.) 2,565          3,018
Allegheny County PA Port Auth. Rev.                         6.00%         3/1/2009(1)(Prere.)16,000         18,826
Allegheny County PA Port Auth. Rev.                         6.00%         3/1/2009(1)(Prere.) 4,310          5,071
Allegheny County PA Port Auth. Rev.                         6.00%         3/1/2009(1)(Prere.) 1,840          2,165
Allegheny County PA Port Auth. Rev.                         6.25%         3/1/2009(1)(Prere.) 3,740          4,446
Allegheny County PA Port Auth. Rev.                         6.25%         3/1/2009(1)(Prere.) 2,000          2,378
Allegheny County PA Port Auth. Rev.                        5.375%         3/1/2012(3)         4,965          5,608
Allegheny County PA Port Auth. Rev.                         5.50%         3/1/2013(3)         7,000          7,877
Allegheny County PA Port Auth. Rev.                         5.50%         3/1/2014(3)         2,355          2,633
Allegheny County PA Port Auth. Rev.                         5.50%         3/1/2015(3)         3,000          3,354
Allegheny County PA Port Auth. Rev.                         5.50%         3/1/2016(3)         1,500          1,677
Allegheny County PA Port Auth. Rev.                         5.50%         3/1/2017(3)         2,750          3,072
Allegheny County PA Sanitation Auth. Sewer Rev.             6.00%        12/1/2007(1)(Prere.)54,630         64,015
Allegheny County PA Sanitation Auth. Sewer Rev.             6.00%        12/1/2010(1)         1,500          1,779
Allegheny County PA Sanitation Auth. Sewer Rev.             6.00%        12/1/2011(1)         1,490          1,752
Allegheny County PA Sanitation Auth. Sewer Rev.             5.75%        12/1/2012(1)         1,180          1,351
Allegheny County PA Sanitation Auth. Sewer Rev.             5.75%        12/1/2013(1)         2,000          2,305
Allegheny County PA Sanitation Auth. Sewer Rev.            5.375%        12/1/2014(1)         6,370          7,146
Allegheny County PA Sanitation Auth. Sewer Rev.             6.25%        12/1/2014(1)         9,660         10,327

--------------------------------------------------------------------------------------------------------------------------
                                                                                               Face         Market
Pennsylvania Long-Term                                                    Maturity           Amount         Value*
Tax-Exempt Fund                                           Coupon              Date            (000)          (000)
-------------------------------------------------------------------------------------------------------------------------
Allegheny County PA Sanitation Auth. Sewer Rev.            5.375%        12/1/2015(1)         3,375          3,780
Allegheny County PA Sanitation Auth. Sewer Rev.            5.375%        12/1/2016(1)         3,545          3,952
Allegheny County PA Sanitation Auth. Sewer Rev.             5.50%        12/1/2016(3)(ETM)   11,295         11,553
Allegheny County PA Sanitation Auth. Sewer Rev.            5.375%        12/1/2017(1)         5,000          5,550
Allegheny County PA Sanitation Auth. Sewer Rev.            5.375%        12/1/2018(1)        15,000         16,577
Allegheny County PA Sanitation Auth. Sewer Rev.             5.50%        12/1/2030(1)        14,030         15,042
Berks County PA GO                                          0.00%       11/15/2013(3)         7,250          4,869
Berks County PA GO                                          0.00%       11/15/2014(3)         8,615          5,477
Berks County PA GO                                          0.00%       11/15/2015(3)         6,250          3,752
Berks County PA Hosp. Rev. (Reading Hosp.)                  6.10%        10/1/2004(1)(Prere.)16,500         17,514
Berks County PA Hosp. Rev. (Reading Hosp.)                  5.70%        10/1/2014(1)         4,500          5,193
Bethlehem PA Area School Dist.                             5.375%        3/15/2012(3)(Prere.) 7,500          8,563
Blair County PA Hosp. Auth. Rev. (Altoona Hosp.)            5.50%         7/1/2016(2)         4,480          5,050
Bucks County PA IDA (Pennswood Village Project)             6.00%        10/1/2034            2,600          2,659
Bucks County PA IDA Solid Waste Rev.
 (Waste Management Project) PUT                             4.90%         2/1/2008            6,400          6,698
Carlisle PA Area School Dist. GO                           5.375%         3/1/2016(1)         1,550          1,711
Carlisle PA Area School Dist. GO                           5.375%         3/1/2017(1)         1,635          1,795
Carlisle PA Area School Dist. GO                           5.375%         3/1/2018(1)         1,725          1,883
Carlisle PA Area School Dist. GO                           5.375%         3/1/2019(1)         1,820          1,976
Center City Philadelphia PA Business Improvement            5.50%        12/1/2015(2)         6,955          7,600
Central Bucks PA School Dist.                               5.50%        5/15/2015(3)         5,540          6,212
Central Bucks PA School Dist.                               5.50%        5/15/2017(3)         3,785          4,206
Central Bucks PA School Dist.                               5.50%        5/15/2018(3)         2,400          2,651
Central Bucks PA School Dist.                               5.50%        5/15/2018(3)         1,500          1,650
Central Dauphin PA School Dist. GO                          0.00%         6/1/2004(2)         4,800          4,774
Chester County PA Health & Educ. Fac. Auth. Rev.
 (Chester County Hosp.)                                    5.875%         7/1/2016(1)         7,870          8,631
Chester County PA Health & Educ. Fac. Auth. Rev.
 (Jefferson HealthSystem)                                  5.125%        5/15/2018(2)        12,445         13,170
Chester County PA Health & Educ. Fac. Auth. Re
(Jefferson Health  System)                                  5.25%        5/15/2022(2)        36,580         38,488
Coatesville PA School Dist. GO                              5.75%         4/1/2007(4)(Prere.)10,080         11,331
Cumberland County PA Muni. Auth. College Rev.
 (Dickinson College)                                        5.50%        11/1/2030(2)         3,230          3,493
Dauphin County PA General Auth.
Hosp. Rev.(West Pennsylvania Hosp.                          5.50%         7/1/2013(1)(ETM)    5,000          5,208
Delaware County PA Auth. Rev. (Catholic Health East)        5.25%       11/15/2012(2)         3,300          3,634
Delaware County PA Auth. Rev.(Catholic Health East)         5.25%       11/15/2013(2)         4,665          5,124
Delaware County PA Auth. Univ. Rev. (Villanova Univ.)       5.00%        12/1/2028(1)         6,050          6,141
Delaware County PA Hosp. Auth. Rev
(Crozer-Chester Medical Center)                             5.30%         2/1/2027            8,905          8,075
Delaware County PA Hosp. Auth. Rev.
 (Delaware County Memorial Hosp.)                           5.50%        8/15/2013(1)        12,000         12,988
Delaware County PA IDA Resource Recovery Rev.
(American Fuel)                                             6.10%         7/1/2013           10,500         11,249
Delaware County PA IDA Rev. (Suburban Water Co. Project)    5.15%         9/1/2032(2)         5,500          5,595
Delaware County PA Regional Water Quality Control Auth. Rev.5.50%         5/1/2014(3)         2,405          2,707
Delaware County PA Regional Water Quality Control Auth. Rev.5.50%         5/1/2016(3)         2,685          3,012

--------------------------------------------------------------------------------------------------------------------------
                                                                                               Face         Market
                                                                          Maturity           Amount         Value*
                                                          Coupon              Date            (000)          (000)
-------------------------------------------------------------------------------------------------------------------------
Delaware River Joint Toll Bridge
 Comm. Pennsylvania & New  Jersey Rev.                      5.70%         1/1/2023(4)         8,345          9,266
Delaware River Joint Toll Bridg
 Comm.Pennsylvania & New Jersey Rev.                        5.50%         1/1/2026(3)        13,025         13,914
Ephrata PA Area School Dist. GO                             5.25%         4/15/201(3)         2,385          2,632
Erie PA School Dist. GO                                     0.00%         9/1/2010(4)         5,665          4,511
Erie PA School Dist. GO                                     5.80%         9/1/2010(2)(Prere.) 4,500          5,287
Erie PA School Dist. GO                                     0.00%         9/1/2011(4)         5,780          4,352
Erie PA School Dist. GO                                     0.00%         9/1/2013(4)         2,780          1,876
Erie PA School Dist. GO                                     0.00%         5/1/2016(1)(ETM)    3,175          1,835
Erie PA School Dist. GO                                     0.00%         9/1/2016(4)         5,785          3,287
Erie PA School Dist. GO                                     0.00%         9/1/2018(4)         1,615            814
Geisinger Health System Auth. of Pennsylvania Rev.
(Penn State Geisinger Health System) VRDO                   1.10%        12/1/2003            2,900          2,900
Geisinger Health System Auth. of Pennsylvania Rev.
(Penn State Geisinger Health  System) VRDO                  1.10%        12/1/2003            5,100          5,100
Hazleton PA Area School Dist. GO                            5.50%         3/1/2011(3)         3,740          4,294
Hazleton PA Area School Dist. GO                            5.75%         3/1/2012(3)         1,420          1,654
Hazleton PA Area School Dist. GO                            6.00%         3/1/2016(3)        18,245         21,791
Hazleton PA Area School Dist. GO                            0.00%         3/1/2017(3)         4,425          2,434
Hazleton PA Area School Dist. GO                            0.00%         3/1/2022(3)         5,265          2,133
Lake Lehman PA School Dist. GO                              0.00%         4/1/2014(1)         1,290            838
Lake Lehman PA School Dist. GO                              0.00%         4/1/2015(1)         1,295            794
Lake Lehman PA School Dist. GO                              0.00%         4/1/2016(1)         1,310            758
Lake Lehman PA School Dist. GO                              0.00%         4/1/2017(1)         1,315            716
Lake Lehman PA School Dist. GO                              0.00%         4/1/2018(1)         1,000            514
Lancaster County PA GO                                      6.25%         5/1/2010(3)(Prere.) 4,370          5,224
Lancaster County PA GO                                      6.25%         5/1/2010(3)(Prere.) 4,605          5,505
Lancaster County PA GO                                      5.80%         5/1/2010(3)(Prere.) 1,865          2,181
Lancaster County PA GO                                      5.50%        11/1/2016(3)         1,025          1,143
Lancaster County PA GO                                      5.50%        11/1/2017(3)         1,060          1,178
Lancaster County PA GO                                      5.50%        11/1/2018(3)         1,120          1,237
Lancaster County PA GO                                      5.50%        11/1/2019(3)         1,175          1,292
Lancaster County PA Hosp. Auth.
Rev(Willow Valley Retirement Project)                      5.875%         6/1/2021            1,000         1 ,039
Lancaster County PA Hosp. Auth.
 Rev.(Willow Valley Retirement Project)                    5.875%         6/1/2031            6,000          6,140
Lancaster PA School Dist. GO                               5.375%        2/15/2017(3)         5,590          6,040
Latrobe PA IDA (Saint Vincent College)                      5.60%         5/1/2021            1,635          1,694
Latrobe PA IDA (Saint Vincent College)                      5.70%         5/1/2031            2,165          2,213
Lebanon County Health Fac. Auth. Rev. (Good Samaritan)      6.00%       11/15/2035           10,500         10,637
Lehigh County PA General Purpose Hosp. Auth. Rev.
 (Lehigh Valley Health Network)                            5.625%         7/1/2025(1)(Prere.)   800            870
Lehigh County PA General Purpose Hosp. Auth. Rev.
 (Lehigh Valley  Health Network)                            5.70%         7/1/2010(1)         3,905          4,217
 Lehigh County PA General Purpose Hosp. Auth. Rev.
(Lehigh Valley  Health Network)                            5.375%         7/1/2014(4)           900            991
Lehigh County PA General Purpose Hosp. Auth. Rev.
(Lehigh Valley Health Network)                              7.00%         7/1/2016(1)         4,415          5,584
Lehigh County PA General Purpose Hosp. Auth. Rev.
(Lehigh Valley Health Network)                             5.625%         7/1/2025(1)         9,200          9,806

--------------------------------------------------------------------------------------------------------------------------
                                                                                               Face         Market
Pennsylvania Long-Term                                                    Maturity           Amount         Value*
Tax-Exempt Fund                                           Coupon              Date            (000)          (000)
-------------------------------------------------------------------------------------------------------------------------
Lehigh County PA GO                                         5.00%        11/15/2016           3,000          3,226
Luzerne County PA GO                                        0.00%        11/15/2016(1)6       2,360          1,250
Luzerne County PA GO                                        0.00%        11/15/2017(1)7       2,390          1,181
Luzerne County PA GO                                        5.25%        12/15/2021(3)1       5,320          5,914
McKeesport PA Area School Dist. GO                          0.00%        10/1/2004(1)         1,040          1,030
McKeesport PA Area School Dist. GO                          0.00%        10/1/2005(1)         1,050          1,020
McKeesport PA Area School Dist. GO                          0.00%        10/1/2006(1)         2,015          1,905
McKeesport PA Area School Dist. GO                          0.00%        10/1/2007(1)         2,080          1,899
McKeesport PA Area School Dist. GO                          0.00%        10/1/2008(1)         2,270          1,986
McKeesport PA Area School Dist. GO                          0.00%        10/1/2009(1)         2,020          1,688
McKeesport PA Area School Dist. GO                          0.00%        10/1/2010(1)         1,840          1,461
McKeesport PA Area School Dist. GO                          0.00%        10/1/2011(1)         1,835          1,377
McKeesport PA Area School Dist. GO                          0.00%        10/1/2014(1)         2,040          1,303
McKeesport PA Area School Dist. GO                          0.00%        10/1/2015(1)         2,040          1,230
McKeesport PA Area School Dist. GO                          0.00%        10/1/2016(1)         4,655          2,649
McKeesport PA Area School Dist. GO                          0.00%        10/1/2018(2)         3,075          1,554
McKeesport PA Area School Dist. GO                          0.00%        10/1/2028(2)         2,340            642
Mifflin County PA GO                                       5.625%        9/1/20028(3)         2,000          2,152
Montgomery County PA GO                                     5.40%        3/15/2007(Prere.)    1,860          2,069
Montgomery County PA GO                                     5.00%        7/15/2019            8,800          9,361
Montgomery County PA GO                                    5.375%       10/15/2025            7,930          8,441
Mount Lebanon PA Hosp. Dev. Auth.
 Rev.(St. Clair MemorialHosp.)                              6.25%         7/1/2006(3)         7,150          7,967
Nazareth PA School Dist. GO                                 5.50%        5/15/2005(2)(Prere.) 1,500          1,592
Neshaminy PA School Dist. GO                                5.70%        2/15/2014(3)         8,795          9,754
North Hills PA School Dist. GO                              5.25%       11/15/2007(3)(Prere.) 7,440          8,363
Northampton County PA Higher Educ. Auth. Rev.
 (Lehigh Univ.) VRDO                                        1.10%        12/8/2003            1,900          1,900
Northampton County PA IDA PCR (Central Metro. Edison)       6.10%        7/15/2021(1)         4,410          4,791
Northeastern PA Hosp. & Educ.
Health Rev.(Wyoming Valley    Health)                       5.25%         1/1/2016(2)         5,910          6,383
Northeastern PA Hosp. & Educ.
Health Rev.(Wyoming Valley  Health)                         5.25%         1/1/2026(2)         2,850          2,976
Owen J. Roberts School Dist. Pennsylvania GO               5.375%        5/15/2007(1)(Prere.) 1,180          1,317
Owen J. Roberts School Dist. Pennsylvania GO                5.50%        8/15/2017(4)         1,495          1,665
Owen J. Roberts School Dist. Pennsylvania GO               5.375%        5/15/2018(1)         1,635          1,776
Oxford Area PA School Dist. GO                              5.50%        2/15/2014(3)         1,815          2,038
Oxford Area PA School Dist. GO                              5.50%        2/15/2015(3)         1,710          1,912
Parkland PA School Dist. GO                                5.375%        9/1/20015(3)         3,050          3,486
Parkland PA School Dist. GO                                5.375%         9/1/2016(3)         2,000          2,281
Pennsylvania Convention Center   Rev.                       0.00%         9/1/2004(3)(ETM)    5,000          4,958
Pennsylvania Convention Center Auth. Rev.                   6.70%         9/1/2016(3)(ETM)   25,150         31,255
Pennsylvania Convention Center Auth. Rev.                   6.00%         9/1/2019(3)(ETM)   14,275         17,015
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
 (Amtrak Project)                                           6.00%        11/1/2007              920            979
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
  (Amtrak Project)                                          6.00%        11/1/2010            1,095          1,135
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
 (Amtrak Project)                                           6.00%        11/1/2011            1,160          1,193
Pennsylvania GO                                            5.375%        5/15/2006(3)(Prere.)16,570         18,302
Pennsylvania GO                                            5.375%        5/15/2006(3)(Prere.)14,000         15,463
Pennsylvania GO                                            5.375%        5/15/2006(3)(Prere.) 5,000          5,523

--------------------------------------------------------------------------------------------------------------------------
                                                                                               Face         Market
                                                                          Maturity           Amount         Value*
                                                          Coupon              Date            (000)          (000)
-------------------------------------------------------------------------------------------------------------------------
Pennsylvania GO                                            5.375%        5/15/2010(3)        13,800         15,156
Pennsylvania GO                                             6.00%        1/15/2011            3,000          3,486
Pennsylvania GO                                             5.00%        7/1/20011(1)        25,700         28,805
Pennsylvania GO                                             5.25%       10/15/2011           11,200         12,667
Pennsylvania GO                                             5.25%       10/15/2012           11,300         12,601
Pennsylvania GO                                             5.00%         7/1/2013(3)        43,080         48,008
Pennsylvania GO                                            5.125%        1/15/2014           17,630         19,292
Pennsylvania GO                                             5.25%       10/15/2014            8,850          9,825
Pennsylvania GO                                             5.75%        10/1/2015(3)        19,850         22,806
Pennsylvania GO                                             5.00%       11/15/2015(2)         5,000          5,369
Pennsylvania GO                                            5.125%        3/15/2017(2)         7,990          8,610
Pennsylvania Higher Educ. Assistance Agency Rev.           6.125%       12/15/2010(1)(Prere.) 2,000          2,400
Pennsylvania Higher Educ.Assistance Agency Student .
  Loan Rev  VRDO                                            1.09%        12/8/2003(2)         1,500          1,500
Pennsylvania Higher Educ.Assistance Agency
  Student Loan Rev.                                         1.15%        12/8/2003(2)         5,000          5,000
Pennsylvania Higher Educ.
Assistance Agency Student Loan Rev. VRDO                    1.15%        12/8/2003(2)         2,200          2,200
Pennsylvania Higher Educ. Fac. Auth. Health Services Rev.
  (Allegheny/Delaware Valley Obligated Group)              5.875%       11/15/2016(1)        19,900         22,366
Pennsylvania Higher Educ. Fac. Auth. Health Services Rev.
 (Allegheny/Delaware Valley Obligated Group)               5.875%       11/15/2021(1)         6,505          7,282
Pennsylvania Higher Educ. Fac. Auth. Health Services Rev.
(Allegheny/Delaware Valley Obligated Group)                5.875%       11/15/2021(1)         3,040          3,403
Pennsylvania Higher Educ. Fac. Auth. Rev.                   5.50%        6/15/2017(2)           935          1,043
Pennsylvania Higher Educ. Fac.Auth. Rev.                   5.625%        6/15/2019(2)         1,160          1,302
Pennsylvania Higher Educ. Fac.Auth. Rev.
 (Bryn Mawr College)                                        5.25%        12/1/2012(2)        11,120         12,591
Pennsylvania Higher Educ. Fac.
 Auth. Rev. (Bryn Mawr College)                            5.625%        12/1/2014(1)         2,200          2,457
Pennsylvania Higher Educ. Fac.
 Auth. Rev.(Carnegie Mellon Univ.) VRDO                     1.10%        12/1/2003            2,900          2,900
Pennsylvania Higher Educ. Fac.
 Auth. Rev. (Carnegie Mellon Univ.) VRDO                    1.10%        12/1/2003            5,750          5,750
Pennsylvania Higher Educ. Fac. Auth. Rev. (Temple Univ.)    5.25%         4/1/2011(1)         3,545          3,943
Pennsylvania Higher Educ. Fac. Auth. Rev. (Univ. of
  Pennsylvania Health System Obligated Group) VRDO          1.12%        12/8/2003LOC         6,000          6,000
Pennsylvania Higher Educ. Fac.
 Auth. Rev.(UPMC Health Systems)                            6.25%        1/15/2016            3,120          3,450
Pennsylvania Higher Educ. Fac.
 Auth. Rev.(UPMC Health Systems)                            6.00%        1/15/2022            5,000          5,289
Pennsylvania Higher Educ. Fac.
 Auth. Rev.(UPMC Health Systems)                            6.00%        1/15/2031            5,000          5,228
Pennsylvania Higher Educ. Fac. Auth. Rev. (Widener)         5.00%        7/15/2020            2,360          2,360
Pennsylvania Higher Educ. Fac. Auth. Rev. (Widener)         5.40%        7/15/2036            3,000          3,014
Pennsylvania Higher Educ. Fac. Auth. Rev. PUT               5.00%         5/1/2011LOC         9,700         10,477
Pennsylvania Housing Finance Agency Rev.                    6.15%        10/1/2020            5,000          5,267
Pennsylvania Housing Finance Agency Rev.                    5.25%         4/1/2021            5,000          5,138
Pennsylvania Housing Finance Agency Rev.                    5.40%        10/1/2024            4,690          4,743
Pennsylvania Housing Finance Agency Rev.                    5.35%        10/1/2031           13,000         13,274
Pennsylvania IDA Auth. Rev.  Economic Dev.)                 5.50%         7/1/2016(2)        14,865         16,716
Pennsylvania IDA Auth. Rev. (Economic Dev.)                 5.50%         7/1/2017(2)         7,000          7,839

--------------------------------------------------------------------------------------------------------------------------
                                                                                               Face         Market
Pennsylvania Long-Term                                                    Maturity           Amount         Value*
Tax-Exempt Fund                                           Coupon              Date            (000)          (000)
-------------------------------------------------------------------------------------------------------------------------
Pennsylvania IDA Auth. Rev.(Economic Dev.)                  5.50%         7/1/2018(2)         7,630          8,492
Pennsylvania IDA Auth. Rev.(Economic Dev.)                  5.50%         7/1/2019(2)         6,340          7,027
Pennsylvania IDA Auth. Rev. (Economic Dev.)                 5.50%         7/1/2020(2)         4,495          4,965
Pennsylvania IDA Auth. Rev. (Economic Dev.)                 5.50%         7/1/2021(2)         6,500          7,149
Pennsylvania Intergovernmental Cooperation Auth. Rev.       7.00%        6/15/2005(3)(Prere)  2,250           2,446
Pennsylvania Intergovernmental Cooperation Auth. Rev.       5.25%        6/15/2013(3)        10,000         11,081
Pennsylvania Intergovernmental Cooperation Auth. Rev.       5.625        6/15/2013(3)         2,605          2,843
Pennsylvania Intergovernmental Cooperation Auth. Rev.       5.25%        6/15/2014(3)        10,765         11,832
Pennsylvania Intergovernmental Cooperation Auth. Rev.       5.25%        6/15/2017(3)         7,830          8,554
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.         5.125%        12/1/2016(2)(ETM)      995          1,093
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.         5.125%        12/1/2016(2)           740            804
Pennsylvania Turnpike Comm. Rev.                           5.625%         6/1/2012(3)         9,000         10,346
Pennsylvania Turnpike Comm. Rev.                           5.625%         6/1/2013(3)         8,000          9,100
Pennsylvania Turnpike Comm. Rev.                           5.375%        7/15/2013(2)         2,810          3,143
Pennsylvania Turnpike Comm. Rev.                            5.50%        12/1/2013(3)         5,000          5,771
Pennsylvania Turnpike Comm. Rev.                           5.375%        7/15/2014(2)         5,350          5,977
Pennsylvania Turnpike Comm. Rev.                           5.375%        7/15/2015(2)         6,370          7,115
Pennsylvania Turnpike Comm. Rev.                           5.375%        7/15/2016(2)         1,000          1,112
Pennsylvania Turnpike Comm. Rev.                           5.375%        7/15/2017(2)         7,550          8,364
Pennsylvania Turnpike Comm. Rev.                           5.375%        7/15/2018(2)         1,505          1,660
Pennsylvania Turnpike Comm. Rev.                           5.375%        7/15/2019(2)         2,500          2,741
Pennsylvania Turnpike Comm. Rev.                            5.50%        7/15/2032(2)        12,010         12,838
Pennsylvania Turnpike Comm. Rev. VRDO                       1.10%        12/1/2003            1,000          1,000
Pennsylvania Turnpike Comm. Rev.VRDO                        1.10%        12/1/2003            3,000          3,000
Philadelphia PA Gas Works Rev.                              5.25%         7/1/2011(4)         3,965          4,406
Philadelphia PA Gas Works Rev.                             5.375%         7/1/2014(4)         4,000          4,461
Philadelphia PA Gas Works Rev.                             5.375%         7/1/2014(4)         4,310          4,736
Philadelphia PA Gas Works Rev.                             5.375%         7/1/2016(4)        13,280         15,058
Philadelphia PA Gas Works Rev.                             5.375%         7/1/2018(4)        11,555         13,038
Philadelphia PA GO                                          6.00%       11/15/2010(3)         1,065          1,134
Philadelphia PA GO                                          6.00%       11/15/2011(3)         1,145          1,219
Philadelphia PA GO                                          6.00%       11/15/2012(3)         1,270          1,351
Philadelphia PA GO                                          6.00%       11/15/2013(3)           715            761
Philadelphia PA GO                                          5.25%        3/15/2014(4)         1,750          1,922
Philadelphia PA GO                                          5.25%        9/15/2014(4)         7,460          8,188
Philadelphia PA GO                                          5.25%        3/15/2015(4)         2,600          2,848
Philadelphia PA GO                                          5.25%        9/15/2015(4)         4,775          5,241
Philadelphia PA GO                                          5.25%        9/15/2016(4)         6,425          7,052
Philadelphia PA GO                                          5.25%        9/15/2017(4)         9,155         10,032
Philadelphia PA GO                                          5.25%        9/15/2018(4)         2,135          2,328
Philadelphia PA GO                                          5.00%        5/15/2020(1)         8,000          8,357
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
 (Children's Hosp. of  Philadelphia) VRDO                   1.10%        12/1/2003(1)         7,100          7,100
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
 (Jefferson HealthSystem)                                  5.125%        5/15/2018(2)         5,700          6,032
Philadelphia PA IDA Rev. (Philadelphia Airport System)      5.75%        6/15/2010(3)         4,440          5,055
Philadelphia PA IDA Rev. (Philadelphia Airport System)     5.375%        6/15/2012(3)         1,000          1,081
Philadelphia PA IDA Rev. (Philadelphia Airport System)      5.50%         7/1/2012(3)         5,505          6,141
Philadelphia PA IDA Rev. (Philadelphia Airport System)      5.50%        6/15/2013(3)         1,030          1,134
Philadelphia PA IDA Rev. (Philadelphia Airport System)     5.375%         7/1/2013(3)        10,000         10,768
Philadelphia PA IDA Rev. (Philadelphia Airport System)      5.50%         7/1/2013(3)         5,825          6,439

--------------------------------------------------------------------------------------------------------------------------
                                                                                               Face         Market
                                                                          Maturity           Amount         Value*
                                                          Coupon              Date            (000)          (000)
-------------------------------------------------------------------------------------------------------------------------
Philadelphia PA IDA Rev. (Philadelphia Airport System)      5.50%        6/15/2014(3)         1,090          1,191
Philadelphia PA IDA Rev. (Philadelphia Airport System)      5.50%         7/1/2014(3)         6,155          6,753
Philadelphia PA IDA Rev. (Philadelphia Airport System)      5.25%        6/15/2015(3)         5,695          6,194
Philadelphia PA IDA Rev. (Philadelphia Airport System)      5.50%        6/15/2015(3)         1,150          1,253
Philadelphia PA IDA Rev. (Philadelphia Airport System)      5.50%         7/1/2015(3)         6,435          7,043
Philadelphia PA IDA Rev. (Philadelphia Airport System)      5.50%        6/15/2016(3)         1,210          1,312
Philadelphia PA IDA Rev. (Philadelphia Airport System)      5.50%         7/1/2016(3)         5,000          5,445
Philadelphia PA IDA Rev. (Philadelphia Airport System)      5.50%        6/15/2017(3)         1,280          1,380
Philadelphia PA IDA Rev. (Philadelphia Airport System)      5.50%        6/15/2018(3)         1,350          1,450
Philadelphia PA IDA Rev. (Philadelphia Airport System)      5.50%         7/1/2018(3)         4,000          4,313
Philadelphia PA Parking Auth. Rev.                          5.40%         9/1/2011(2)         4,520          5,043
Philadelphia PA Parking Auth. Rev.                          5.40%         9/1/2012(2)         5,990          6,649
Philadelphia PA Parking Auth. Rev.                          5.40%         9/1/2015(2)         6,350          6,974
Philadelphia PA Parking Auth. Rev.                          5.50%         9/1/2018(2)         4,250          4,675
Philadelphia PA Parking Auth. Rev.                          5.125%       2/15/2024(2)         1,045          1,076
Philadelphia PA Parking Auth. Rev.                          5.25%         9/1/2029(4)         3,530          3,652
Philadelphia PA Redev. Auth. Rev.                           5.50%        4/15/2015(3)         3,000          3,361
Philadelphia PA Redev. Auth. Rev.                           5.50%        4/15/2017(3)         2,255          2,504
Philadelphia PA Redev. Auth. Rev.                           5.50%        4/15/2019(3)         2,815          3,094
Philadelphia PA Redev. Auth. Rev.                           5.50%        4/15/2010(3)         2,000          2,183
Philadelphia PA Redev. Auth. Rev.                           5.50%        4/15/2022(3)         5,275          5,712
Philadelphia PA School Dist. GO                             5.50%        9/1/20005(2)(Prere.) 1,150          1,256
Philadelphia PA School Dist. GO                             5.25%         2/1/2012(4)         1,000          1,125
Philadelphia PA School Dist. GO                             5.75%         2/1/2012(4)         7,420          8,503
Philadelphia PA School Dist. GO                             5.50%         2/1/2013(4)         1,800          2,036
Philadelphia PA School Dist. GO                             5.75%         2/1/2013(4)         6,415          7,337
Philadelphia PA School Dist. GO                             5.50%         2/1/2014(4)         2,500          2,802
Philadelphia PA School Dist. GO                             5.50%         2/1/2015(4)         2,000          2,232
Philadelphia PA School Dist. GO                             5.50%         9/1/2015(2)         9,330         10,105
Philadelphia PA School Dist. GO                             5.50%         2/1/2016(4)         4,520          5,022
Philadelphia PA School Dist. GO                             5.50%         2/1/2017(4)         2,000          2,213
Philadelphia PA School Dist. GO                             5.25%         4/1/2017(1)         3,000          3,261
Philadelphia PA School Dist. GO                            5.625%         8/1/2017(3)         1,000          1,119
Philadelphia PA School Dist. GO                             5.50%         2/1/2018(4)         1,000          1,100
Philadelphia PA School Dist. GO                             5.50%         9/1/2018(2)         4,000          4,294
Philadelphia PA School Dist. GO                            5.625%         8/1/2019(3)         6,500          7,202
Philadelphia PA School Dist. GO                            5.625%         8/1/2020(3)         6,000          6,653
Philadelphia PA School Dist. GO                            5.625%         8/1/2022(3)         1,000          1,099
Philadelphia PA School Dist. GO                             5.50%         9/1/2025(2)        14,750         15,603
Philadelphia PA School Dist. GO                            5.375%         4/1/2027(2)         1,490          1,575
Philadelphia PA School Dist. GO                             5.50%         2/1/2031(4)         6,200          6,598
Philadelphia PA Water & Waste Water Rev.                    7.00%        6/15/2010(3)        33,865         41,702
Philadelphia PA Water & Waste  Water Rev.                   7.00%        6/15/2011(3)        35,685         44,358
Philadelphia PA Water & Waste Water Rev.                    6.25%         8/1/2011(1)         3,750          4,505
Philadelphia PA Water & Waste Water Rev.                    5.50%         8/1/2014(1)        12,900         13,934
Philadelphia PA Water & Waste Water Rev.                    5.25%       12/15/2014(2)         7,100          8,022
Philadelphia PA Water & Waste Water Rev.                    5.25%        11/1/2016(3)         5,040          5,545
Philadelphia PA Water & Waste Water Rev                     5.25%        11/1/2017(3)         5,460          5,981
Philadelphia PA Water & Waste Water Rev.                    5.60%        8 /1/2018(1)         5,920          6,408
Philadelphia PA Water & WasteWater Rev.                    5.375%        11/1/2019(3)         4,155          4,535
Pine-Richland School Dist. Pennsylvania GO                  5.50%         9/1/2006(4)(Prere.) 3,430          3,785

--------------------------------------------------------------------------------------------------------------------------
                                                                                               Face         Market
Pennsylvania Long-Term                                                    Maturity           Amount         Value*
Tax-Exempt Fund                                           Coupon              Date            (000)          (000)
-------------------------------------------------------------------------------------------------------------------------
Pittsburgh PA GO                                            5.75%         9/1/2009(3)(Prere.) 4,505          5,215
Pittsburgh PA GO                                            6.00%         9/1/2009(3)(Prere.) 4,450          5,210
Pittsburgh PA GO                                            5.50%         9/1/2013(2)        10,965         12,174
Pittsburgh PA GO                                           5.125%         9/1/2014(3)         8,435          8,999
Pittsburgh PA GO                                            5.50%         9/1/2014(2)        12,000         13,578
Pittsburgh PA GO                                           5.125%         9/1/2015(3)         6,395          6,786
Pittsburgh PA GO                                            5.50%         9/1/2015(2)         4,140          4,561
Pittsburgh PA GO                                            5.25%         9/1/2017(3)         4,980          5,286
Pittsburgh PA School Dist. GO                               5.25%         3/1/2008(3)(Prere.) 7,000          7,853
Pittsburgh PA School Dist. GO                               5.25%         3/1/2008(3)(Prere.) 5,200          5,834
Pittsburgh PA School Dist. GO                               5.35%         3/1/2008(3)(Prere.) 3,510          3,952
Pittsburgh PA School Dist. GO                               0.00%         8/1/2009(2)         4,000          3,374
Pittsburgh PA School Dist. GO                               5.50%         9/1/2009(4)(Prere.) 2,680          3,091
Pittsburgh PA School Dist. GO                               5.50%         9/1/2009(4)(Prere.) 2,985          3,443
Pittsburgh PA School Dist. GO                              5.375%         9/1/2014(4)         1,755          1,999
Pittsburgh PA School Dist. GO                               5.50%         9/1/2016(4)         4,000          4,612
Pittsburgh PA School Dist. GO                               5.50%         9/1/2017(4)         3,745          4,318
Pittsburgh PA School Dist. GO                               5.50%         9/1/2018(4)         2,880          3,313
Pittsburgh PA Water & Sewer Auth.Rev.                      7.625%         9/1/2004(3)(ETM)    1,850          1,941
Pittsburgh PA Water & Sewer Auth.Rev.                       7.25%         9/1/2014(3)(ETM)*  25,210         31,536
Pittsburgh PA Water & Sewer Auth.Rev.                       5.00%         9/1/2019(4)         1,920          2,021
Pittsburgh PA Water & Sewer Auth.Rev.                       0.00%         9/1/2027(3)        12,765          3,607
Pittsburgh PA Water & Sewer Auth. Rev.                      0.00%         9/1/2028(3)         8,965          2,409
Pittsburgh PA Water & Sewer Auth. Rev.                      0.00%         9/1/2029(3)        31,755          8,077
Reading PA School Dist. GO                                  0.00%        1/15/2015(3)         9,260          5,489
Reading PA School Dist. GO                                  0.00%        1/15/2016(3)         9,270          5,134
Sayre PA Health Care Fac. Auth.Rev.
(Guthrie Health Care  System)                               6.25%        12/1/2013            2,000         2 ,229
Sayre PA Health Care Fac. Auth.Rev.
 (Guthrie Health CareSystem)                                6.25%        12/1/2014            1,925          2,129
Sayre PA Health Care Fac. Auth.Rev.
 (Guthrie Health Care  System)                              6.25%        12/1/2015            2,045          2,247
Sayre PA Health Care Fac. Auth.
 Rev. (Guthrie Health Care System)                          6.25%        12/1/2016            3,225          3,523
Sayre PA Health Care Fac. Auth.
 Rev.(Guthrie Health Care  System)                          6.25%        12/1/2017            6,640          7,241
Sayre PA Health Care Fac. Auth.
 Rev.(Guthrie Health Care System)                           6.25%        12/1/2018            2,500          2,718
Sayre PA Health Care Fac. Auth.
 Rev.(Guthrie Health Care  System)                          5.75%        12/1/2021            3,000          3,107
Sayre PA Health Care Fac. Auth.
 Rev.(Guthrie Health Care System)                          5.875%        12/1/2031           12,500         12,847
Sayre PA Health Care Fac. Auth. Rev. (VHA of Pennsylvania,
 Pooled Capital Asset Financial Program) VRDO               1.10%        12/8/2003(2)         4,800          4,800
Sayre PA Health Care Fac. Auth. Rev. (VHA of Pennsylvania,
 Pooled Capital Asset Financial Program) VRDO               1.10%        12/8/2003(2)         1,000          1,000
Sayre PA Health Care Fac. Auth. Rev. (VHA of Pennsylvania,
Pooled Capital Asset Financial Program) VRDO                1.10%        12/8/2003(2)         2,500          2,500
Sayre PA Health Care Fac. Auth. Rev. (VHA of Pennsylvania,
 Pooled Capital Asset Financial Program) VRDO               1.10%        12/8/2003(2)           300            300

--------------------------------------------------------------------------------------------------------------------------
                                                                                               Face         Market
                                                                          Maturity           Amount         Value*
                                                          Coupon              Date            (000)          (000)
-------------------------------------------------------------------------------------------------------------------------
Scranton-Lackawanna PA Health & Welfare Auth. Rev.
 (Mercy Health System)                                     5.625%         1/1/2016(1)         5,490          6,043
Scranton-Lackawanna PA Health & Welfare Auth. Rev.
 (Mercy Health System)                                      5.70%         1/1/2023(1)         9,205          9,989
Seneca Valley PA School Dist. GO                           5.125%         1/1/2015(1)         1,275          1,387
Seneca Valley PA School Dist. GO                           5.125%         1/1/2016(1)         1,580          1,707
South Fork PA Hosp. Auth. Rev. (Conemaugh Valley Hosp.)    5.625%         7/1/2010(6)         2,300          2,587
South Fork PA Hosp. Auth. Rev. (Conemaugh Valley Hosp.)     5.75%         7/1/2018(6)         7,000          8,042
Southcentral Pennsylvania General Auth. Rev.
 (Wellspan Health)                                          5.25%        5/15/2031(1)         2,500          2,593
Southeastern Pennsylvania Transp. Auth. Rev.                5.45%         3/1/2011(3)         3,730          4,185
Southeastern Pennsylvania Transp. Auth. Rev.               5.375%         3/1/2017(3)         2,500          2,750
Southeastern Pennsylvania Transp. Auth. Rev.               5.375%         3/1/2022(3)        15,825         17,002
Spring-Ford PA Area School Dist. GO                         5.50%         9/1/2016(4)         1,770          1,988
St. Mary's Hosp. Auth. Bucks County PA Rev.
(Catholic Health Initiatives)                              5.375%         6/1/2008(Prere.)    2,525          2,868
St. Mary's Hosp. Auth. Bucks County PA Rev.
(Catholic Health Initiatives)                              5.375%         6/1/2008(Prere.)    2,340          2,657
Stroudsburg PA Area School Dist.                            5.00%         4/1/2016(4)         1,295          1,389
Stroudsburg PA Area School Dist.                            5.00%         4/1/2017(4)         1,360          1,449
Swarthmore Borough Auth. PA College Rev.                    5.25%        9/15/2015            2,445          2,702
Univ. Area Pennsylvania Joint Auth. Sewer Rev.              5.00%        11/1/2012(1)         1,505          1,658
Univ. Area Pennsylvania Joint Auth. Sewer Rev.              5.00%        11/1/2013(1)         1,580          1,726
Univ. Area Pennsylvania Joint Auth. Sewer Rev.              5.00%        11/1/2014(1)         1,655          1,800
Univ. of Pittsburgh of the Commonwealth System of
 Higher Educ. Pennsylvania (Univ. Capital Project)          5.25%         6/1/2017(3)         6,995          7,640
Univ. of Pittsburgh of the Commonwealth System of
Higher Educ. Pennsylvania (Univ. Capital Project) VRDO      1.12%        12/8/2003              800            800
Univ. of Pittsburgh of the Commonwealth System of
  Higher Educ. Pennsylvania (Univ. Capital Project) VRDO    1.12%        12/8/2003           11,000         11,000
Univ. of Pittsburgh PA Rev.                                 5.50%         6/1/2010(1)         5,285          5,968
Univ. of Pittsburgh PA Rev.                                 5.50%         6/1/2014(1)        11,780         13,087
Upper Darby PA School Dist. GO                              5.00%         5/1/2019(2)         5,970          6,279
Warwick PA School Dist. GO                                 5.375%        2/15/2015(3)         2,435          2,705
Warwick PA School Dist. GO                                 5.375%        2/15/2016(3)         2,570          2,851
Washington County PA Hosp. Auth. Rev.
 (Washington Hosp.)                                         5.25%         7/1/2010(2)         1,750          1,936
Washington County PA Hosp. Auth. Rev.
 (Washington Hosp.)                                        5.125%         7/1/2011(2)         1,840          2,011
Washington County PA Hosp. Auth. Rev.
 (Washington Hosp.)                                        5.125%         7/1/2012(2)         1,935          2,139
Washington County PA Hosp. Auth. Rev.
 (Washington Hosp.)                                         5.25%         7/1/2013(2)         2,035          2,265
(Washington Hosp.)                                         5.375%         7/1/2014(2)        1,640           1,842
Washington County PA Hosp. Auth. Rev.
 (Washington Hosp.)                                        5.375%         7/1/2015(2)         2,250          2,526
Washington County PA Hosp. Auth. Rev.
 (Washington Hosp.)                                         5.50%         7/1/2016(2)         2,375          2,682
West Cornwall Township PA Muni. Auth. College Rev.
 (Elizabethtown College)                                    6.00%       12/15/2022            2,650          2,725

--------------------------------------------------------------------------------------------------------------------------
                                                                                               Face         Market
Pennsylvania Long-Term                                                    Maturity           Amount         Value*
Tax-Exempt Fund                                           Coupon              Date            (000)          (000)
-------------------------------------------------------------------------------------------------------------------------
West Cornwall Township PA Muni. Auth. College Rev.
 (Elizabethtown College)                                    6.00%       12/15/2027            2,000          2,046
West Jefferson Hills PA School Dist. GO                     5.20%         8/1/2017(4)         1,955          2,129
West Jefferson Hills PA School Dist. GO                     5.20%         8/1/2018(4)         2,060          2,232
 West Mifflin PA School Dist. GO                           5.625%        8/15/2005(3)(Prere.) 7,000          7,511
Westmoreland County PA Muni. Auth. Rev.                    6.125%         7/1/2017(1)(ETM)    8,205          9,813
Westmoreland County PA Muni. Auth. Service Water Rev.       0.00%        8/15/2015(3)         5,000          3,031
Westmoreland County PA Muni. Auth. Service Water Rev.       0.00%        8/15/2023(1)         5,000          1,835
Westmoreland County PA Muni. Auth. Service Water Rev.       0.00%        8/15/2024(3)         4,000          1,373
York County PA Hosp. Auth. Rev. (York Hosp.)                5.25%         7/1/2017(2)         3,500          3,772
York County PA Hosp. Auth. Rev. (York Hosp.)                5.25%         7/1/2023(2)         8,675          9,088
 York County PA Solid Waste & Refuse Auth. Rev.             5.50%        12/1/2013(3)         6,750          7,766
York County PA Solid Waste & Refuse Auth. Rev.              5.50%        12/1/2014(3)         4,050          4,669
OUTSIDE PENNSYLVANIA:
Puerto Rico Electric Power Auth. Rev.                       5.50%         7/1/2020            5,300          5,908
 Puerto Rico Electric Power Auth. Rev.                      5.25%         7/1/2023(1)        10,500         11,619
Puerto Rico GO                                              5.50%         7/1/2018(1)        10,000         11,585
Puerto Rico GO                                              5.50%         7/1/2029(1)        10,000         11,394
Puerto Rico GO                                              5.50%         7/1/2017(10)       10,000         11,538
Puerto Rico GO                                              5.50%         7/1/2020(3)         5,000          5,777
Puerto Rico Highway & Transp. Auth. Rev.                    5.50%         7/1/2019(1)        15,000         17,363
Puerto Rico Highway & Transp. Auth. Rev.                    5.50%         7/1/2020(1)         5,000          5,777
--------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
 (Cost $2,144,378)                                                                                       2,323,355
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (2.1%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                        55,898
Liabilities                                                                                                 (6,308)
                                                                                                           -----------
                                                                                                            49,590
                                                                                                           -----------
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                       $2,372,945
=============================================================================================================================
*See Note A in Notes to Financial Statements.
*Securities  with a value of $6,227,000  have been  segregated as initial margin for open futures contracts.
For key to abbreviations and other references, see page 31.

------------------------------------------------------------------------------------------------------------------------------
AT NOVEMBER 30, 2003, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------------------------
Paid-in Capital                                                                                         $2,183,151
Undistributed Net Investment Income                                                                            --
Accumulated Net Realized Gains                                                                             11,168
Unrealized Appreciation (Depreciation)
 Investment Securities                                                                                    178,977
 Futures Contracts                                                                                            (351)
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                              $2,372,945
=============================================================================================================================
Investor Shares--Net Assets
Applicable to 129,710,346 outstanding $.001
 par value shares of beneficial interest (unlimited authorization)                                      $1,522,656
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                                                                  $11.74
==============================================================================================================================

Admiral Shares--Net Assets
Applicable to 72,433,493 outstanding $.001
 par value shares of beneficial interest (unlimited authorization)                                        $850,289
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                                                   $11.74
=============================================================================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.

 KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
FR--Floating Rate.
GAN--Grant Anticipation Note.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
IDR--Industrial Development Revenue Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
RAN--Revenue Anticipation Note.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
UFSD--Union Free School District.
USD--United School District.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:

(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period. For money market funds, Realized Net Gain (Loss) should always be minimal, and Unrealized Appreciation (Depreciation) should be zero.
--------------------------------------------------------------------------------
                                           Pennsylvania            Pennsylvania
                                             Tax-Exempt               Long-Term
                                      Money Market Fund         Tax-Exempt Fund
                           -----------------------------------------------------
                                          Year Ended November 30, 2003
--------------------------------------------------------------------------------
                                                  (000)                   (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Interest                                       $27,023                $110,482
--------------------------------------------------------------------------------
  Total Income                                   27,023                 110,482
--------------------------------------------------------------------------------
EXPENSES
 The Vanguard Group--Note B
  Investment Advisory Services                      357                     344
  Management and Administrative
    Investor Shares                               3,339                   2,155
    Admiral Shares                                  --                      662
  Marketing and Distribution
    Investor Shares                                 468                     206
    Admiral Shares                                  --                       88
 Custodian Fees                                      16                      28
 Auditing Fees                                       10                      15
 Shareholders' Reports and Proxies
    Investor Shares                                  28                      30
    Admiral Shares                                   --                       3
  Trustees' Fees and Expenses                         3                       3
--------------------------------------------------------------------------------
    Total Expenses                                4,221                   3,534
    Expenses Paid Indirectly--Note C                 --                     (29)
--------------------------------------------------------------------------------
    Net Expenses                                  4,221                   3,505
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                            22,802                 106,977
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                          34                   9,242
 Futures Contracts                                   --                   7,227
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                             34                  16,469
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                               --                  48,616
 Futures Contracts                                   --                    (615)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)     --                  48,001
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                      $22,836                $171,447
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

------------------------------------------------------------------------------------------------------------------
                                                       Pennsylvania                      Pennsylvania
                                                       Tax-Exempt                        Long-Term
                                                       Money Market Fund                 Tax-Exempt Fund
                                                      -----------------------            --------------------
                                                                       Year Ended November 30,
-----------------------------------------------------------------------------------------------------------------
                                                        2003             2002           2003         2002
                                                       (000)            (000)          (000)        (000)
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                              $ 22,802         $ 31,174      $ 106,977    $ 113,363
 Realized Net Gain (Loss)                                 34              213         16,469       13,427
 Change in Unrealized Appreciation (Depreciation)         --               --         48,001       20,749
-----------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                       22,836           31,387        171,447      147,539
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income
   Investor Shares                                   (22,802)         (31,174)       (69,639)     (75,432)
   Admiral Shares                                         --               --        (37,338)     (37,931)
 Realized Capital Gain*
   Investor Shares                                        --               --         (7,937)      (5,324)
   Admiral Shares                                         --               --         (4,127)      (2,538)
-----------------------------------------------------------------------------------------------------------------
   Total Distributions                               (22,802)         (31,174)      (119,041)    (121,225)
-----------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE F
 Investor Shares                                      65,959           20,788       (109,599)      37,612
 Admiral Shares                                           --               --          4,579       89,592
-----------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions                      65,959           20,788       (105,020)     127,204
-----------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                           65,993           21,001        (52,614)     153,518
-----------------------------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                               2,448,369        2,427,368      2,425,559    2,272,041
-----------------------------------------------------------------------------------------------------------------
 End of Period                                    $2,514,362       $2,448,369     $2,372,945   $2,425,559
==================================================================================================================
*Includes fiscal 2003 and 2002 short-term gain distributions by the Pennsylvania
Long-Term  Tax-Exempt  Fund  totaling  $253,000  and  $1,473,000,  respectively.
Short-term gain  distributions  are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.


PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND

--------------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended November 30,
                                                           ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2003           2002          2001      2000      1999
---------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                       $1.00          $1.00         $1.00     $1.00     $1.00
--------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .009           .013          .028      .038      .030
 Net Realized and Unrealized Gain (Loss) on Investments      --             --             --       --         --
-------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                        .009           .013          .028      .038      .030
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.009)         (.013)        (.028)    (.038)    (.030)
 Distributions from Realized Capital Gains                    --             --            --        --        --
----------------------------------------------------------------------------------------------------------------------
   Total Distributions                                     (.009)         (.013)        (.028)    (.038)    (.030)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $1.00          $1.00         $1.00     $1.00     $1.00
======================================================================================================================
TOTAL RETURN                                               0.91%          1.32%         2.89%     3.91%     3.06%
======================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $2,514         $2,448        $2,427    $2,127    $1,963
 Ratio of Total Expenses to Average Net Assets             0.17%          0.17%         0.18%     0.18%     0.19%
 Ratio of Net Investment Income to Average Net Assets      0.90%          1.32%         2.82%     3.83%     3.01%
=======================================================================================================================

PENNSYLVANIA LONG-TERM TAX-EXEMPT FUND INVESTOR SHARES

--------------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended November 30,
                                                           ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2003           2002          2001      2000      1999
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $11.49         $11.36        $10.98    $10.65    $11.51
---------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .516           .550          .570      .584      .578
  Net Realized and Unrealized Gain (Loss) on Investments    .307           .170          .380      .330     (.768)
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                        .823           .720         .950       .914     (.190)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.516)         (.550)        (.570)    (.584)    (.578)
 Distributions from Realized Capital Gains                 (.057)         (.040)           --       --      (.092)
---------------------------------------------------------------------------------------------------------------------
    Total Distributions                                    (.573)         (.590)        (.570)    (.584)    (.670)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $11.74         $11.49        $11.36    $10.98    $10.65
======================================================================================================================
Total Return                                                7.30%          6.49%         8.79%     8.86%    -1.74%
=====================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $1,523         $1,598        $1,543    $1,922    $1,870
 Ratio of Total Expenses to Average Net Assets             0.17%          0.18%         0.20%     0.19%     0.19%
 Ratio of Net Investment Income to Average Net Assets      4.42%          4.81%         5.04%     5.45%     5.20%
 Portfolio Turnover Rate                                     11%            15%           13%       11%       13%
=======================================================================================================================

PENNSYLVANIA LONG-TERM TAX-EXEMPT FUND ADMIRAL SHARES
------------------------------------------------------------------------------------------------------

                                                                        Year Ended       May 14* to
                                                                      November 30,         Nov. 30,
                                                                   -------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                     2003       2002             2001
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $11.49     $11.36           $11.18
-----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                             .523       .556             .312
 Net Realized and Unrealized Gain (Loss) on Investments            .307       .170             .180
-----------------------------------------------------------------------------------------------------
    Total from Investment Operations                               .830       .726             .492
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                            (.523)     (.556)           (.312)
  Distributions from Realized Capital Gains                       (.057)     (.040)              --
-----------------------------------------------------------------------------------------------------
    Total Distributions                                           (.580)    (.596)            (.312)
--------------------------------------------------------------------------- --------------------------
NET ASSET VALUE, END OF PERIOD                                   $11.74     $11.49           $11.36
=====================================================================================================
Total Return                                                      7.36%      6.54%            4.43%
=====================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                              $850       $827             $729
 Ratio of Total Expenses to Average Net Assets                    0.11%      0.12%          0.15%**
 Ratio of Net Investment Income to Average Net Assets             4.48%      4.86%          4.98%**
 Portfolio Turnover Rate                                            11%        15%              13%
======================================================================================================
*Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Pennsylvania Tax-Exempt Funds comprise the Pennsylvania Tax-Exempt Money Market Fund and Pennsylvania Long-Term Tax-Exempt Fund, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the Commonwealth of Pennsylvania.

The Long-Term Tax-Exempt Fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. The Tax-Exempt Money Market Fund offers only Investor Shares.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

1. SECURITY VALUATIOn: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Long-Term Tax-Exempt Fund: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the funds' pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. FUTURES CONTRACTS: The Long-Term Tax-Exempt Fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2003, the funds had contributed capital to Vanguard (included in Other Assets) of:

-------------------------------------------------------------------------------------------------------------------
                                                         Capital Contribution      Percentage         Percentage of
                                                                  to Vanguard         of Fund            Vanguard's
PENNSYLVANIA TAX-EXEMPT FUND                                            (000)      Net Assets        Capitalization
-------------------------------------------------------------------------------------------------------------------
MONEY MARKET                                                             $408           0.02%                 0.41%
LONG-TERM                                                                380            0.02                  0.38
--------------------------------------------------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.


C. The funds' investment advisor may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the funds' management and administrative expenses. The funds' custodian bank has also agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the year ended November 30, 2003, these arrangements reduced the Long-Term Tax-Exempt Fund's management and administrative expenses by $28,000 and custodian fees by $1,000.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The Long-Term Tax-Exempt Fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from capital gains. Accordingly, the fund has reclassified $1,089,000 from accumulated net realized gains to paid-in capital.

For tax  purposes,  at November  30, 2003,  the  Long-Term  Tax-Exempt  Fund had
capital gains of $12,498,000 available for distribution, which includes $2,914,000 of short-term gains. Short-term gains are treated as ordinary income dividends for tax purposes.

The Long-Term Tax-Exempt Fund had realized losses totaling $1,681,000 through November 30, 2003, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes.

At November 30, 2003, net unrealized appreciation of Long-Term Tax-Exempt Fund investment securities for tax purposes was $177,296,000, consisting of unrealized gains of $178,905,000 on securities that had risen in value since their purchase and $1,609,000 in unrealized losses on securities that had fallen in value since their purchase.

At November 30, 2003, the aggregate settlement value of open futures contracts expiring through March 2004 and the related unrealized depreciation were:

--------------------------------------------------------------------------------------------------
                                                                                 (000)
                                                                        --------------------------
                                                         Number of      Aggregate       Unrealized
                                                      Long (Short)     Settlement     Appreciation
PENNSYLVANIA TAX-EXEMPT FUND/FUTURES CONTRACTS           Contracts          Value    (Depreciation)
---------------------------------------------------------------------------------------------------
Long-Term/
 30-Year U.S. Treasury Bond                                   220         $23,726            $(351)
---------------------------------------------------------------------------------------------------

Unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.
E. During the year ended November 30, 2003, the Long-Term Tax-Exempt Fund purchased $237,087,000 of investment securities and sold $247,472,000 of investment securities, other than temporary cash investments.
F. Capital share transactions for each class of shares were:

---------------------------------------------------------------------------------------------------
                                                                      Year Ended November 30,
                                                    -----------------------------------------------
                                                       2003                              2002
                                                   ------------------------------------------------
                                                   Amount        Shares         Amount       Shares
PENNSYLVANIA TAX-EXEMPT FUND                        (000)         (000)          (000)        (000)
---------------------------------------------------------------------------------------------------
MONEY MARKET
 Issued                                        $2,091,071     2,091,071     $2,135,686    2,135,686
 Issued in Lieu of Cash Distributions              21,445        21,445         29,146       29,146
 Redeemed                                      (2,046,557)   (2,046,557)    (2,144,044) (2,144,044)
   Net Increase (Decrease)                         65,959        65,959         20,788       20,788
---------------------------------------------------------------------------------------------------
LONG-TERM
Investor Shares
 Issued                                          $233,470        19,966   $308,034           26,966
 Issued in Lieu of Cash Distributions              56,202         4,808     58,019            5,082
 Redeemed                                        (399,271)      (34,225)  (328,441)         (28,779)
                                                ----------------------------------------------------
   Net Increase (Decrease)--Investor Shares      (109,599)       (9,451)    37,612            3,269
                                                -----------------------------------------------------
Admiral Shares
  Issued                                          188,031        16,119    224,041           19,625
  Issued in Lieu of Cash Distributions             28,264         2,418     27,783            2,433
  Redeemed                                       (211,716)      (18,128)  (162,232)         (14,208)
                                                -----------------------------------------------------
   Net Increase (Decrease)--Admiral Shares          4,579           409     89,592            7,850
-----------------------------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard Pennsylvania Tax-Exempt Funds:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pennsylvania Tax-Exempt Money Market Fund and Pennsylvania Long-Term Tax-Exempt Fund (constituting Vanguard Pennsylvania Tax-Exempt Funds, hereafter referred to as the "Funds") at November 30, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2003 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Philadelphia, Pennsylvania

January 6, 2004
================================================================================
SPECIAL 2003 TAX INFORMATION

(unaudited) FOR VANGUARD PENNSYLVANIA TAX-EXEMPT FUNDS

This information for the fiscal year ended November 30, 2003, is included pursuant to provisions of the Internal Revenue Code.

The Pennsylvania Long-Term Tax-Exempt Fund distributed $12,647,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.

Each fund designates 100% of its income dividends as exempt-interest dividends.
================================================================================

================================================================================
THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of
================================================================================

------------------------------------------------------------------------------------------------------------
                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*  Chairman of the      Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)            Board, Chief         of The Vanguard Group, Inc., and of each of the investment companies
May 1987          Executive Officer,   served by The Vanguard Group.
                  and Trustee
                  (112)
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS  Trustee              The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)            (112)                to Greenwich Associates (international business strategy consulting);
January 2001                           Successor Trustee of Yale University; Overseer of the Stern School of
                                       Business at New York University; Trustee of the Whitehead Institute
                                       for Biomedical Research.
------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA    Trustee              Chairman and Chief Executive Officer (since October 1999), Vice
(1945)            (112)                Chairman (JanuarySeptember 1999), and Vice President (prior to
December 2001                          September 1999) of Rohm and Haas Co. (chemicals); Director of
                                       Technitrol, Inc. (electronic components), and Agere Systems
                                       (communications components); Board Member of the American Chemistry
                                       Council; and Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN   Trustee              Vice President, Chief Information Officer, and Member of the
HEISEN            (112)                Executive Committee of Johnson & Johnson (pharmaceuticals/consumer
(1950)                                 products); Director of the Medical Center at Princeton and Women's
July 1998                              Research and Education Institute.
------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL TRUSTEE              Chemical Bank Chairman's Professor of Economics,Princeton University;
(1932)            (110)                Director of Vanguard Investment Series plc (Irish invest-ment fund)
May 1977                               (since November 2001), Vanguard Group (Ireland)Limited (Irish investment management firm)(since November 2001),Prudential Insurance
                                       Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                       (holding company), and NeuVis, Inc.(software company).
------------------------------------------------------------------------------------------------------------

================================================================================
the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.
================================================================================

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (112)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. Lawrence Wilson    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (112)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceuti-cal distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. Gregory Barton     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (112)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
Thomas J. Higgins     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (112)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------

[VANGUARD SHIP LOGO]
THE VANGUARD GROUP(R)
POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, Admiral, Explorer, Morgan, LifeStrategy, PlainTalk, STAR, Wellesley, Wellington, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

Standard & Poor's 500 and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER

The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM. Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

(WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

                                               (C) 2004 THE VANGUARD GROUP, INC.
                                                            ALL RIGHTS RESERVED.
                                                              VANGUARD MARKETING
                                                       CORPORATION, DISTRIBUTOR.

                                                                     Q770 012004

ITEM 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

ITEM 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant's Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.


ITEM 4: Not applicable.

ITEM 5: Not applicable.

ITEM 6: Reserved.

ITEM 7: Not applicable.

ITEM 8: Reserved.

ITEM 9: CONTROLS AND PROCEDURES.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10: EXHIBITS.  The following exhibits are attached hereto:
         (a) code of ethics
         (b) certifications

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      VANGUARD PENNSYLVANIA TAX-FREE FUNDS

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: January 22, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


      VANGUARD PENNSYLVANIA TAX-FREE FUNDS

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: January 22, 2004

      VANGUARD PENNSYLVANIA TAX-FREE FUNDS

BY:_____________(signature)________________
               (HEIDI STAM)
            THOMAS J. HIGGINS*
               TREASURER

Date: January 22, 2004

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.